UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2017

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2017

2017 Annual Report

October 31, 2017

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	5
Investment Overviews & Portfolios of Investments:
Money Market Portfolio	7
Prime Portfolio	14
Government Portfolio	21
Government Securities Portfolio	30
Treasury Portfolio	36
Treasury Securities Portfolio	41
Tax-Exempt Portfolio	45
Statements of Assets and Liabilities	49
Statements of Operations	53
Statements of Changes in Net Assets	55
Financial Highlights	64
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	86
Investment Advisory Agreement Approval	87
Federal Tax Notice	90
Privacy Notice	91
Trustee and Officer Information	94

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Fund"). To receive a prospectus and/or Statement of Additional Information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/liquidity.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

2017 Annual Report

October 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Fund") Annual Report for the period ended October 31, 2017. The Fund currently offers seven portfolios (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Fund's portfolios provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2017

2017 Annual Report

October 31, 2017

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2017, were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	1.23%	1.24%	1.18%	1.19%	N/A	N/A	N/A	N/A	0.98%	0.99%	0.73%	0.73%	1.08%	1.09%	—	—
Prime	1.21%	1.22%	1.16%	1.17%	N/A	N/A	N/A	N/A	0.97%	0.97%	N/A	N/A	1.06%	1.07%	—	—
Government	0.92%	0.93%	0.87%	0.88%	0.82%	0.83%	0.77%	0.77%	0.67%	0.67%	0.42%	0.42%	0.77%	0.77%	0.13%	0.13%
Government Securities	0.88%	0.89%	0.84%	0.84%	0.79%	0.79%	0.73%	0.74%	0.63%	0.64%	0.63%	0.64%	0.73%	0.74%	—	—
Treasury	0.93%	0.93%	0.88%	0.88%	0.83%	0.83%	0.78%	0.78%	0.68%	0.68%	0.43%	0.43%	0.78%	0.78%	0.12%	0.12%
Treasury Securities	0.88%	0.89%	0.83%	0.84%	0.78%	0.79%	0.73%	0.74%	0.63%	0.64%	0.38%	0.38%	0.73%	0.74%	0.08%	0.08%
Tax-Exempt	0.75%	0.75%	0.69%	0.70%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.60%	0.60%	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	1.09%	1.10%	1.04%	1.05%	N/A	N/A	N/A	N/A	0.84%	0.84%	0.59%	0.59%	0.94%	0.95%	—	—
Prime	1.15%	1.15%	1.10%	1.10%	N/A	N/A	N/A	N/A	0.90%	0.90%	N/A	N/A	1.00%	1.00%	—	—
Government	0.87%	0.88%	0.82%	0.83%	0.77%	0.77%	0.72%	0.72%	0.62%	0.62%	0.37%	0.37%	0.72%	0.72%	0.07%	0.07%
Government Securities	0.86%	0.87%	0.81%	0.81%	0.76%	0.76%	0.71%	0.71%	0.61%	0.61%	0.36%	0.36%	0.71%	0.71%	—	—
Treasury	0.88%	0.89%	0.83%	0.83%	0.78%	0.78%	0.73%	0.73%	0.63%	0.63%	0.38%	0.38%	0.73%	0.73%	0.08%	0.08%
Treasury Securities	0.87%	0.88%	0.82%	0.82%	0.77%	0.77%	0.72%	0.72%	0.62%	0.62%	0.37%	0.37%	0.72%	0.72%	0.07%	0.07%
Tax-Exempt	0.41%	0.42%	0.36%	0.37%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.26%	0.26%	—	—

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Government, Government Securities, Treasury, and Treasury Securities Portfolios are STABLE NAV PORTFOLIOS. You could lose money by investing in these Portfolios. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolios' sponsor has no legal obligation to provide financial support to the Portfolios, and you should not expect that the sponsor will provide financial support to the Portfolios at any time. Money Market, Prime, and Tax-Exempt Portfolios are FLOATING NAV PORTFOLIOS. You could lose money by investing in these Portfolios. Because the share price of these Portfolios will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolios may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolios' Liquidity falls below required minimums because of market conditions or other factors. An investment in these Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolios' sponsor has no legal obligation to provide financial support to the Portfolios, and you should not expect that the sponsor will provide financial support to the Portfolios at any time. Please read the Fund's prospectuses carefully before you invest or send money.

2017 Annual Report

October 31, 2017

Performance Summary (unaudited) (cont'd)

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Portfolios than the total return. As with all money market portfolios, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2017 Annual Report

October 31, 2017

Expense Examples (unaudited)

As a shareholder of a Portfolio, you incur ongoing costs, which might include advisory fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2017 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchanges fees.

2017 Annual Report

October 31, 2017

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/17	Actual Ending Account Value 10/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Money Market Portfolio Institutional Class	$1,000.00	$1,005.90	$1,024.60	$0.61	$0.61	0.12%
Money Market Portfolio Institutional Select Class	1,000.00	1,005.64	1,024.35	0.86	0.87	0.17
Money Market Portfolio Advisory Class	1,000.00	1,004.63	1,023.34	1.87	1.89	0.37
Money Market Portfolio Participant Class	1,000.00	1,003.37	1,022.08	3.13	3.16	0.62
Money Market Portfolio Cash Management Class	1,000.00	1,005.14	1,023.84	1.36	1.38	0.27
Prime Portfolio Institutional Class	1,000.00	1,005.91	1,024.55	0.66	0.66	0.13
Prime Portfolio Institutional Select Class	1,000.00	1,005.28	1,024.30	0.91	0.92	0.18
Prime Portfolio Advisory Class	1,000.00	1,004.35	1,023.34	1.87	1.89	0.37
Prime Portfolio Cash Management Class	1,000.00	1,005.15	1,023.79	1.42	1.43	0.28
Government Portfolio Institutional Class	1,000.00	1,004.21	1,024.30	0.91	0.92	0.18
Government Portfolio Institutional Select Class	1,000.00	1,003.95	1,024.05	1.16	1.17	0.23
Government Portfolio Investor Class	1,000.00	1,003.70	1,023.79	1.41	1.43	0.28
Government Portfolio Administrative Class	1,000.00	1,003.45	1,023.54	1.67	1.68	0.33
Government Portfolio Advisory Class	1,000.00	1,002.94	1,023.04	2.17	2.19	0.43
Government Portfolio Participant Class	1,000.00	1,001.68	1,021.78	3.43	3.47	0.68
Government Portfolio Cash Management Class	1,000.00	1,003.45	1,023.54	1.67	1.68	0.33
Government Portfolio Select Class	1,000.00	1,000.34	1,020.42	4.79	4.84	0.95
Government Securities Portfolio Institutional Class	1,000.00	1,004.02	1,024.20	1.01	1.02	0.20
Government Securities Portfolio Institutional Select Class	1,000.00	1,003.78	1,023.95	1.26	1.28	0.25
Government Securities Portfolio Investor Class	1,000.00	1,003.52	1,023.69	1.51	1.53	0.30
Government Securities Portfolio Administrative Class	1,000.00	1,003.26	1,023.44	1.77	1.79	0.35
Government Securities Portfolio Advisory Class	1,000.00	1,002.74	1,022.94	2.27	2.29	0.45
Government Securities Portfolio Participant Class	1,000.00	1,002.75	1,022.94	2.27	2.29	0.45
Government Securities Portfolio Cash Management Class	1,000.00	1,003.26	1,023.44	1.77	1.79	0.35
Treasury Portfolio Institutional Class	1,000.00	1,004.23	1,024.30	0.91	0.92	0.18
Treasury Portfolio Institutional Select Class	1,000.00	1,003.97	1,024.05	1.16	1.17	0.23
Treasury Portfolio Investor Class	1,000.00	1,003.72	1,023.79	1.41	1.43	0.28
Treasury Portfolio Administrative Class	1,000.00	1,003.47	1,023.54	1.67	1.68	0.33
Treasury Portfolio Advisory Class	1,000.00	1,002.96	1,023.04	2.17	2.19	0.43
Treasury Portfolio Participant Class	1,000.00	1,001.70	1,021.78	3.43	3.47	0.68
Treasury Portfolio Cash Management Class	1,000.00	1,003.47	1,023.54	1.67	1.68	0.33
Treasury Portfolio Select Class	1,000.00	1,000.34	1,020.37	4.84	4.89	0.96
Treasury Securities Portfolio Institutional Class	1,000.00	1,004.00	1,024.25	0.96	0.97	0.19
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,003.74	1,024.00	1.21	1.22	0.24
Treasury Securities Portfolio Investor Class	1,000.00	1,003.49	1,023.74	1.46	1.48	0.29
Treasury Securities Portfolio Administrative Class	1,000.00	1,003.24	1,023.49	1.72	1.73	0.34
Treasury Securities Portfolio Advisory Class	1,000.00	1,002.73	1,022.99	2.22	2.24	0.44
Treasury Securities Portfolio Participant Class	1,000.00	1,001.47	1,021.73	3.48	3.52	0.69
Treasury Securities Portfolio Cash Management Class	1,000.00	1,003.24	1,023.49	1.72	1.73	0.34
Treasury Securities Portfolio Select Class	1,000.00	1,000.20	1,020.42	4.79	4.84	0.95
Tax-Exempt Portfolio Institutional Class	1,000.00	1,003.27	1,024.30	0.91	0.92	0.18
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,003.00	1,024.05	1.16	1.17	0.23
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,002.51	1,023.54	1.67	1.68	0.33

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Portfolio invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Portfolio also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Portfolio now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Portfolio is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Portfolio is subject to the possible imposition of liquidity fees and/or redemption gates. The Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 1.05%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provided an annualized current yield of 1.23% (subsidized) and 1.09% (non-subsidized), while its 30-day moving average annualized yield was 1.24% (subsidized) and 1.05% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017. The U.S. economy continued its positive momentum in the third quarter of 2017, expanding at 3%, the best back-to-back quarters since 2014. Demand from both consumers and business remained strong despite hurricane-related disruptions.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 121,000, due to major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001. While below market consensus, October 2017 non-farm payrolls rose 261,000, rebounding from September's slowdown due to weather-related events. The unemployment rate continued its positive trend, dropping to another 16-year low of 4.1% in October 2017, predominantly due to a drop in labor force.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month LIBOR rates. Three-month LIBOR closed at 0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month LIBOR closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the reporting period. November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 Federal Open Market Committee (FOMC or Committee) meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September 2016. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%. In its statement, the FOMC expressed continued confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit more slowly than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot" indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In early October 2017, minutes from the September FOMC meeting were released, indicating that while many participants were concerned that transitory factors might not be the only contributors to low inflation readings this year, the majority thought that another rate increase this year would be warranted unless the medium-term outlook changed noticeably.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31 — November 1 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions will continue to impact economic data points in the near-term, but that they are unlikely to have a material impact in the medium-term.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $639.5 million. The Portfolio's WAM and WAL were 20 days and 58 days, respectively.

•  We remain comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Portfolio, has put us in a favorable position to respond to both market events and expectations of changes to monetary policy. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (3.9%)
Domestic Bank (0.3%)
Citibank NA
1.42%, 12/14/17	$2,000	$2,001
International Banks (3.6%)
Bank of Montreal
1.36%, 12/15/17	5,000	5,001
DZ Bank AG Deutsche Zentral Genoss
1.33%, 12/15/17	3,000	3,000
Oversea-Chinese Banking Corp.
1.35%, 12/15/17	5,000	5,000
Toronto Dominion Bank
1.35%, 12/18/17	10,000	10,001
		23,002
Total Certificates of Deposit (Cost $25,000)		25,003
Commercial Paper (a) (7.3%)
Domestic Bank (0.3%)
ABN Amro Funding USA LLC
1.43%, 12/18/17	2,000	1,996
Insurance (1.1%)
Metlife Short Term Funding LLC,
1.33%, 12/18/17	2,000	1,997
1.36%, 12/14/17	5,000	4,993
		6,990
International Banks (5.9%)
Banque Et Caisse
1.44%, 1/10/18	5,000	4,988
DBS Bank Ltd.
1.30%, 12/14/17	15,000	14,976
Erste Abwicklungsanstalt
1.36%, 12/15/17	2,500	2,496
Suncorp-Metway Ltd.,
1.40%, 11/28/17 (b)	2,000	1,998
1.41%, 12/20/17	5,000	4,991
1.42%, 12/14/17 - 12/19/17	7,000	6,988
1.51%, 3/22/18	1,000	994
		37,431
Total Commercial Paper (Cost $46,413)		46,417
Floating Rate Notes (40.6%)
Automobiles (4.1%)
Toyota Finance Australia Ltd., 1 Month USD LIBOR + 0.19%, 1.43%, 1/18/18	5,000	5,002
Toyota Motor Credit Corp.,
1 Month USD LIBOR + 0.18%, 1.42%, 4/24/18	5,000	5,002
3 Month USD LIBOR + 0.10%, 1.43%, 6/18/18	5,000	5,001
3 Month USD LIBOR + 0.12%, 1.44%, 3/15/18	5,000	5,003
1 Month USD LIBOR + 0.21%, 1.45%, 3/23/18	2,000	2,001
Toyota Motor Finance Netherlands, 1 Month USD LIBOR + 0.20%, 1.44%, 4/24/18	4,000	4,002
		26,011
	Face Amount (000)	Value (000)
Diversified Financial Services (1.6%)
Collateralized Commercial Paper Co., LLC,
1 Month USD LIBOR + 0.22%, 1.46%, 7/18/18	$2,000	$2,000
Collateralized Commercial Paper II Co., LLC,
1 Month USD LIBOR + 0.19%, 1.43%, 2/26/18 (b)	5,000	5,002
3 Month USD LIBOR + 0.12%, 1.45%, 12/27/17 (b)	3,000	3,001
		10,003
Domestic Banks (4.7%)
Bank of America NA,
1 Month USD LIBOR + 0.12%, 1.36%, 2/20/18	10,000	10,000
1 Month USD LIBOR + 0.18%, 1.42%, 11/17/17	3,000	3,000
1 Month USD LIBOR + 0.24%, 1.48%, 11/17/17	2,000	2,000
HSBC Bank USA NA, 1 Month USD LIBOR + 0.46%, 1.70%, 11/1/17	3,000	3,000
ING US Funding LLC,
1 Month USD LIBOR + 0.15%, 1.39%, 11/13/17	5,000	5,000
1 Month USD LIBOR + 0.18%, 1.42%, 11/6/17	2,000	2,000
JP Morgan Securities LLC, 1 Month USD LIBOR + 0.17%, 1.41%, 1/25/18	5,000	5,002
		30,002
International Banks (30.2%)
ANZ New Zealand International Ltd., 1 Month USD LIBOR + 0.13%
1.37%, 2/26/18 (b)	10,000	10,002
ASB Finance Ltd. London,
1 Month USD LIBOR + 0.15%, 1.39%, 3/23/18 - 4/20/18 (b)	6,000	6,001
3 Month USD LIBOR + 0.11%, 1.44%, 6/28/18	6,000	6,003
1 Month USD LIBOR + 0.38%, 1.62%, 11/9/17 (b)	2,000	2,000
Bank of Montreal, 1 Month USD LIBOR + 0.13%, 1.37%, 11/20/17	5,000	5,001
BNZ International Funding Ltd.,
1 Month USD LIBOR + 0.14%, 1.38%, 12/28/17 (b)	2,000	2,001
1 Month USD LIBOR + 0.15%, 1.39%, 3/23/18 (b)	3,000	3,000
1 Month USD LIBOR + 0.18%, 1.42%, 7/18/18 (b)	5,000	5,000
Canadian Imperial Bank of Commerce, 1 Month USD LIBOR + 0.13%
1.37%, 3/20/18	10,000	10,001
Commonwealth Bank of Australia, 3 Month USD LIBOR + 0.34%
1.66%, 12/8/17 (b)	4,000	4,002
DBS Bank Ltd., 1 Month USD LIBOR + 0.12%
1.36%, 3/28/18 (b)	5,000	5,000
DZ Bank AG Deutsche Zentral Genoss, 1 Month USD LIBOR + 0.11%
1.35%, 2/28/18 (b)	5,000	5,001

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
HSBC Bank PLC, 1 Month USD LIBOR + 0.42%
1.66%, 11/10/17 (b)	$4,000	$4,001
Mizuho Bank Ltd.,
1 Month USD LIBOR + 0.19%, 1.43%, 3/21/18	4,000	4,000
1 Month USD LIBOR + 0.19%, 1.47%, 4/18/18	5,000	5,000
3 Month USD LIBOR + 0.70%, 2.02%, 12/12/17	2,200	2,202
National Australia Bank Ltd.,
1 Month USD LIBOR + 0.10%, 1.34%, 1/29/18 (b)	10,000	10,002
1 Month USD LIBOR + 0.24%, 1.47%, 12/1/17 (b)	3,000	3,001
Oversea-Chinese Banking Corp.,
1 Month USD LIBOR + 0.12%, 1.36%, 2/26/18 (b)	3,000	3,000
1 Month USD LIBOR + 0.13%, 1.37%, 3/22/18 (b)	4,000	4,000
3 Month USD LIBOR + 0.06%, 1.38%, 3/22/18 (b)	5,000	5,001
3 Month USD LIBOR + 0.10%, 1.42%, 6/26/18 - 7/17/18 (b)	7,000	6,999
3 Month USD LIBOR + 0.10%, 1.43%, 6/22/18 (b)	5,000	5,001
Royal Bank of Canada,
1 Month USD LIBOR + 0.13%, 1.37%, 3/16/18	5,000	5,001
1 Month USD LIBOR + 0.14%, 1.38%, 4/26/18	3,000	3,000
3 Month USD LIBOR + 0.10%, 1.43%, 6/26/18	3,000	3,001
1 Month USD LIBOR + 0.26%, 1.50%, 12/20/17	9,000	9,004
3 Month USD LIBOR + 0.70%, 2.02%, 3/22/18	9,145	9,152
Sumitomo Mitsui Banking Corp.,
1 Month USD LIBOR + 0.18%, 1.42%, 11/22/17	3,000	3,000
1 Month USD LIBOR + 0.19%, 1.43%, 4/18/18	5,000	5,000
Svenska Handelsbanken AB,
1 Month USD LIBOR + 0.11%, 1.35%, 1/25/18	10,000	10,002
1 Month USD LIBOR + 0.12%, 1.36%, 1/25/18 - 4/24/18	7,000	7,000
1 Month USD LIBOR + 0.13%, 1.37%, 2/23/18	5,000	5,001
3 Month USD LIBOR + 0.05%, 1.38%, 12/27/17	3,000	3,001
Toronto Dominion Bank,
1 Month USD LIBOR + 0.16%, 1.40%, 5/23/18 (b)	5,000	5,000
1 Month USD LIBOR + 0.41%, 1.65%, 11/6/17	5,000	5,000
Westpac Banking Corp., 1 Month USD LIBOR + 0.47%
1.71%, 1/26/18 (b)	3,000	3,003
Westpac Securities NZ Ltd., 1 Month USD LIBOR + 0.39%
1.63%, 11/2/17 (b)	3,000	3,000
		193,384
Total Floating Rate Notes (Cost $259,374)		259,400
	Face Amount (000)	Value (000)
Repurchase Agreements (28.9%)
ABN Amro Securities LLC, (1.26%, dated 10/31/17, due 11/1/17; proceeds $10,000; fully collateralized by various Corporate Bonds, 2.00% - 7.85% due 12/1/17 - 12/1/47; valued at $10,500)	$10,000	$10,000
Bank of Montreal, (1.26%, dated 10/31/17, due 11/1/17; proceeds $15,001; fully collateralized by various Corporate Bonds, 1.45% - 7.13% due 3/15/18 - 10/30/24; valued at $15,750)	15,000	15,000
BNP Paribas, (1.27%, dated 10/31/17, due 11/1/17; proceeds $30,001; fully collateralized by various Corporate Bonds, 2.50% - 5.95% due 11/1/19 - 6/15/46; valued at $31,500)	30,000	30,000
Citigroup Global Markets, Inc., (1.31%, dated 10/31/17, due 11/1/17; proceeds $12,000; fully collateralized by various Common Stocks; valued at $12,600)	12,000	12,000
HSBC Securities USA, Inc., (1.26%, dated 10/31/17, due 11/1/17; proceeds $6,000; fully collateralized by various Corporate Bonds, 2.95% - 3.25% due 12/15/22 - 6/30/23; valued at $6,305)	6,000	6,000
HSBC Securities USA, Inc., (1.36%, dated 10/31/17, due 11/1/17; proceeds $6,000; fully collateralized by various Corporate Bonds, 4.00% - 7.75% due 3/16/18 - 3/15/38; valued at $6,362)	6,000	6,000
ING Financial Markets LLC, (1.26%, dated 10/31/17, due 11/1/17; proceeds $6,000; fully collateralized by a U.S. Government agency security, 1.38% due 1/28/19 and various U.S. Government obligations, 0.00% - 1.75% due 4/26/18 - 12/31/20; valued at $6,120)	6,000	6,000
ING Financial Markets LLC, (1.39%, dated 10/31/17, due 11/1/17; proceeds $2,000; fully collateralized by a Corporate Bond, 10.00% due 4/1/19; valued at $2,120)	2,000	2,000
JP Morgan Securities LLC, (1.75%, dated 10/17/17, due 7/16/18; proceeds $12,158; fully collateralized by a Corporate Bond, 7.25% due 10/15/20; valued at $12,725) (Demand 1/29/18)	12,000	12,000
Mizuho Securities USA, Inc., (1.26%, dated 10/31/17, due 11/1/17; proceeds $8,000; fully collateralized by various Common Stocks; valued at $8,400)	8,000	8,000
Scotia Capital USA, Inc., (1.36%, dated 10/31/17, due 11/1/17; proceeds $31,001; fully collateralized by various Corporate Bonds, 2.38% - 8.75% due 2/15/18 - 8/15/23; valued at $32,860)	31,000	31,000
SG Americas Securities, (1.38%, dated 10/31/17, due 11/1/17; proceeds $15,001; fully collateralized by various Corporate Bonds, 2.45% - 10.00% due 5/21/18 - 2/15/47; valued at $15,830)	15,000	15,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (Interest in $1,600,000 joint repurchase agreement, 1.06% dated 10/31/17 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,600,047 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 11/1/47; valued at $1,650,062)	$1,000	$1,000
Wells Fargo Securities LLC, (1.26%, dated 10/31/17, due 11/1/17; proceeds $2,000; fully collateralized by a Corporate Bond, 1.63% due 12/18/18; valued at $2,101)	2,000	2,000
Wells Fargo Securities LLC, (1.31%, dated 10/31/17, due 11/1/17; proceeds $9,000; fully collateralized by various Common Stocks; valued at $9,450)	9,000	9,000
Wells Fargo Securities LLC, (1.73%, dated 9/21/17, due 12/14/17; proceeds $20,081; fully collateralized by various Corporate Bonds, 3.99% - 7.50% due 5/15/22 - 10/1/77 (c); valued at $21,200)	20,000	20,000
Total Repurchase Agreements (Cost $185,000)		185,000
Time Deposits (19.2%)
International Banks (19.2%)
Credit Agricole CIB (Grand Cayman)
1.07%, 11/1/17	31,000	31,000
DNB Bank ASA (New York Branch)
1.06%, 11/1/17	31,000	31,000
National Bank of Canada (Montreal Branch)
1.06%, 11/1/17	30,000	30,000
Natixis (Grand Cayman)
1.08%, 11/1/17	31,000	31,000
Total Time Deposits (Cost $123,000)		123,000
Total Investments (99.9%) (Cost $638,787) (d)		638,820
Other Assets in Excess of Liabilities (0.1%)		681
Net Assets (100.0%)		$639,501

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2017.

(d)  At October 31, 2017, the aggregate cost for federal income tax purposes is approximately $638,787,000. The aggregate gross unrealized appreciation is approximately $51,000 and the aggregate gross unrealized depreciation is approximately $18,000, resulting in net unrealized appreciation of approximately $33,000.

LIBOR  London Interbank Offered Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	40.6%
Repurchase Agreements	29.0
Time Deposits	19.2
Commercial Paper	7.3
Other*	3.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Portfolio also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Portfolio now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Portfolio is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Portfolio is subject to the possible imposition of liquidity fees and/or redemption gates. The Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 1.05%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provided an annualized current yield of 1.21% (subsidized) and 1.15% (non-subsidized), while its 30-day moving average annualized yield was 1.22% (subsidized) and 1.14% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017. The U.S. economy continued its positive momentum in the third quarter of 2017, expanding at 3%, the best back-to-back quarters since 2014. Demand from both consumers and business remained strong despite hurricane-related disruptions.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 121,000, due to major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001. While below market consensus, October 2017 non-farm payrolls rose 261,000, rebounding from September's slowdown due to weather-related events. The unemployment rate continued its positive trend, dropping to another 16-year low of 4.1% in October 2017, predominantly due to a drop in labor force.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month LIBOR rates. Three-month LIBOR closed at 0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month LIBOR closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the reporting period. November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 Federal Open Market Committee (FOMC or Committee) meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September 2016. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%. In its statement, the FOMC expressed continued confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit more slowly than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot" indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In early October 2017, minutes from the September FOMC meeting were released, indicating that while many participants were concerned that transitory factors might not be the only contributors to low inflation readings this year, the majority thought that another rate increase this year would be warranted unless the medium-term outlook changed noticeably.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31 — November 1 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions will continue to impact economic data points in the near-term, but that they are unlikely to have a material impact in the medium-term.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Prime Portfolio

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $4.6 billion. The Portfolio's WAM and WAL were 22 days and 65 days, respectively.

•  We remain comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Portfolio, has put us in a favorable position to respond to both market events and expectations of changes to monetary policy. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (7.0%)
Domestic Bank (0.4%)
Citibank NA
1.42%, 12/14/17	$21,000	$21,005
International Banks (6.6%)
Bank of Montreal,
1.36%, 12/15/17	45,000	45,005
1.38%, 12/14/17	50,000	50,001
DZ Bank AG Deutsche Zentral Genoss
1.33%, 12/15/17	103,500	103,507
Toronto Dominion Bank,
1.35%, 12/18/17 - 12/22/17	105,000	105,013
		303,526
Total Certificates of Deposit (Cost $324,500)		324,531
Commercial Paper (a) (5.1%)
Domestic Bank (0.5%)
ABN Amro Funding USA LLC
1.43%, 12/18/17	23,000	22,961
Insurance (1.2%)
Metlife Short Term Funding LLC,
1.33%, 12/18/17	30,000	29,952
1.36%, 12/14/17	25,000	24,964
		54,916
International Banks (3.4%)
Banque Et Caisse,
1.44%, 1/10/18	55,000	54,865
1.45%, 1/12/18	14,000	13,965
DBS Bank Ltd.
1.34%, 12/14/17	20,000	19,969
Erste Abwicklungsanstalt
1.36%, 12/15/17	26,000	25,961
Suncorp-Metway Ltd.,
1.42%, 12/14/17 - 12/19/17	31,000	30,946
1.51%, 3/22/18	10,000	9,940
		155,646
Total Commercial Paper (Cost $233,483)		233,523
Floating Rate Notes (40.4%)
Automobiles (4.2%)
Toyota Finance Australia Ltd.,
1 Month USD LIBOR + 0.19%, 1.43%, 1/18/18	20,000	20,007
1 Month USD LIBOR + 0.20%, 1.44%, 5/11/18	25,000	25,009
Toyota Motor Credit Corp.,
3 Month USD LIBOR + 0.10%, 1.43%, 6/18/18	45,000	45,011
3 Month USD LIBOR + 0.12%, 1.44%, 3/15/18	40,000	40,027
1 Month USD LIBOR + 0.21%, 1.45%, 3/23/18	45,000	45,027
Toyota Motor Finance Netherlands
1 Month USD LIBOR + 0.20%, 1.44%, 4/24/18	20,000	20,009
		195,090
	Face Amount (000)	Value (000)
Diversified Financial Services (1.8%)
Collateralized Commercial Paper Co., LLC
1 Month USD LIBOR + 0.22%, 1.46%, 7/18/18	$20,000	$20,000
Collateralized Commercial Paper II Co., LLC,
1 Month USD LIBOR + 0.19%, 1.43%, 2/26/18 (b)	20,000	20,007
3 Month USD LIBOR + 0.12%, 1.45%, 12/27/17 (b)	42,000	42,015
		82,022
Domestic Banks (3.3%)
Bank of America NA
1 Month USD LIBOR + 0.12%, 1.36%, 2/20/18	90,000	90,001
HSBC Bank USA NA
1 Month USD LIBOR + 0.46%, 1.70%, 11/1/17	15,000	15,000
JP Morgan Securities LLC
1 Month USD LIBOR + 0.17%, 1.41%, 1/25/18	45,000	45,015
		150,016
International Banks (31.1%)
ANZ New Zealand International Ltd., 1 Month USD LIBOR + 0.13%
1.37%, 2/26/18 (b)	65,000	65,015
ASB Finance Ltd. London,
1 Month USD LIBOR + 0.15%, 1.39%, 3/23/18 - 4/20/18 (b)	77,000	77,012
3 Month USD LIBOR + 0.11%, 1.44%, 6/28/18	94,000	94,044
BNZ International Funding Ltd.,
1 Month USD LIBOR + 0.14%, 1.38%, 12/28/17 (b)	15,000	15,004
1 Month USD LIBOR + 0.15%, 1.39%, 3/23/18 (b)	47,000	47,006
1 Month USD LIBOR + 0.18%, 1.42%, 7/18/18 (b)	45,000	44,999
Canadian Imperial Bank of Commerce, 1 Month USD LIBOR + 0.13%
1.37%, 3/20/18	40,000	40,004
Commonwealth Bank of Australia, 3 Month USD LIBOR + 0.34%
1.66%, 12/8/17 (b)	40,200	40,219
DBS Bank Ltd., 1 Month USD LIBOR + 0.12%
1.36%, 3/28/18 (b)	45,000	45,003
DZ Bank AG Deutsche Zentral Genoss, 1 Month USD LIBOR + 0.11%
1.35%, 2/28/18 (b)	45,000	45,004
HSBC Bank PLC, 1 Month USD LIBOR + 0.42%
1.66%, 11/10/17 (b)	21,000	21,003
Lloyds Bank PLC, 3 Month USD LIBOR + 0.45%
1.78%, 12/20/17	21,400	21,416
Mizuho Bank Ltd.,
1 Month USD LIBOR + 0.19%, 1.43%, 3/21/18	46,000	46,004
1 Month USD LIBOR + 0.19%, 1.47%, 4/18/18	20,000	20,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
National Australia Bank Ltd.,
1 Month USD LIBOR + 0.10%, 1.34%, 1/29/18 (b)	$45,000	$45,007
1 Month USD LIBOR + 0.24%, 1.47%, 12/1/17 (b)	27,000	27,007
Oversea-Chinese Banking Corp.,
1 Month USD LIBOR + 0.12%, 1.36%, 2/26/18 (b)	27,000	27,004
1 Month USD LIBOR + 0.13%, 1.37%, 3/22/18 (b)	31,000	31,003
3 Month USD LIBOR + 0.06%, 1.38%, 3/22/18 (b)	45,000	45,012
3 Month USD LIBOR + 0.10%, 1.42%, 6/26/18 - 7/17/18 (b)	68,000	67,992
3 Month USD LIBOR + 0.10%, 1.43%, 6/22/18 (b)	35,000	35,008
Royal Bank of Canada,
1 Month USD LIBOR + 0.13%, 1.37%, 3/16/18	45,000	45,006
1 Month USD LIBOR + 0.14%, 1.38%, 4/26/18	27,000	27,000
1 Month USD LIBOR + 0.18%, 1.42%, 7/18/18	25,000	24,996
3 Month USD LIBOR + 0.10%, 1.43%, 6/26/18	47,000	47,011
1 Month USD LIBOR + 0.26%, 1.50%, 12/20/17	23,375	23,384
Sumitomo Mitsui Banking Corp., 1 Month USD LIBOR + 0.19%, 1.43%, 4/18/18	20,000	20,000
Svenska Handelsbanken AB,
1 Month USD LIBOR + 0.11%, 1.35%, 1/25/18	40,000	40,008
1 Month USD LIBOR + 0.12%, 1.36%, 1/25/18 - 4/24/18	93,000	93,011
3 Month USD LIBOR + 0.05%, 1.38%, 12/27/17	40,000	40,008
Toronto Dominion Bank,
1 Month USD LIBOR + 0.16%, 1.40%, 5/23/18 (b)	45,000	45,001
1 Month USD LIBOR + 0.27%, 1.51%, 12/11/17	30,000	30,010
1 Month USD LIBOR + 0.41%, 1.65%, 11/6/17	25,000	25,002
Westpac Banking Corp., 1 Month USD LIBOR + 0.47%
1.71%, 1/26/18 (b)	27,000	27,028
Westpac Securities NZ Ltd., 1 Month USD LIBOR + 0.11%
1.35%, 12/19/17 (b)	50,000	50,009
		1,437,240
Total Floating Rate Notes (Cost $1,864,014)		1,864,368
Repurchase Agreements (26.9%)
ABN Amro Securities LLC, (1.26%, dated 10/31/17, due 11/1/17; proceeds $60,002; fully collateralized by various Corporate Bonds, 1.05% - 8.25% due 12/15/17 - 8/31/64; valued at $63,000)	60,000	60,000
Bank of Montreal, (1.26%, dated 10/31/17, due 11/1/17; proceeds $109,004; fully collateralized by various Corporate Bonds, 1.13% - 8.63% due 3/15/18 - 6/15/29; valued at $114,450)	109,000	109,000
	Face Amount (000)	Value (000)
BNP Paribas, (1.27%, dated 10/31/17, due 11/1/17; proceeds $70,002; fully collateralized by various Corporate Bonds, 2.70% - 7.03% due 5/24/19 - 1/15/68; valued at $73,500)	$70,000	$70,000
Citigroup Global Markets, Inc., (1.31%, dated 10/31/17, due 11/1/17; proceeds $62,002; fully collateralized by various Common Stocks; valued at $65,100)	62,000	62,000
HSBC Securities USA, Inc., (1.26%, dated 10/31/17, due 11/1/17; proceeds $41,001; fully collateralized by various Corporate Bonds, 1.97% - 6.63% due 3/9/18 - 5/1/50; valued at $43,052)	41,000	41,000
HSBC Securities USA, Inc., (1.36%, dated 10/31/17, due 11/1/17; proceeds $123,005; fully collateralized by various Corporate Bonds, 2.00% - 12.50% due 4/1/19 - 3/1/27; valued at $130,384)	123,000	123,000
ING Financial Markets LLC, (1.26%, dated 10/31/17, due 11/1/17; proceeds $44,002; fully collateralized by various Corporate Bonds, 1.88% - 7.38% due 5/11/20 - 8/14/58; valued at $46,201)	44,000	44,000
ING Financial Markets LLC, (1.39%, dated 10/31/17, due 11/1/17; proceeds $18,001; fully collateralized by various Corporate Bonds, 1.90% - 3.63% due 9/23/19 - 10/1/42; valued at $18,900)	18,000	18,000
JP Morgan Securities LLC, (1.75%, dated 10/17/17, due 7/16/18; proceeds $72,950; fully collateralized by various Corporate Bonds, 4.75% - 13.00% due 4/15/18 - 10/15/27; valued at $76,324) (Demand 1/29/18)	72,000	72,000
Mizuho Securities USA, Inc., (1.26%, dated 10/31/17, due 11/1/17; proceeds $92,003; fully collateralized by various Common Stocks and Preferred Stocks; valued at $96,600)	92,000	92,000
Scotia Capital USA, Inc., (1.36%, dated 10/31/17, due 11/1/17; proceeds $231,009; fully collateralized by various Corporate Bonds, 2.38% - 8.75% due 12/1/17 - 12/1/22; valued at $244,860)	231,000	231,000
SG Americas Securities, (1.33%, dated 10/31/17, due 11/1/17; proceeds $6,000; fully collateralized by various Common Stocks; valued at $6,300)	6,000	6,000
SG Americas Securities, (1.38%, dated 10/31/17, due 11/1/17; proceeds $85,003; fully collateralized by various Corporate Bonds, 1.33% - 9.88% due 11/24/17 - 10/19/75 (c); valued at $89,949)	85,000	85,000
Wells Fargo Securities LLC, (Interest in $1,600,000 joint repurchase agreement, 1.06% dated 10/31/17 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,600,047 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 11/1/47; valued at $1,650,062)	1,000	1,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (1.26%, dated 10/31/17, due 11/1/17; proceeds $22,001; fully collateralized by a Corporate bond, 1.63% due 12/18/18; valued at $23,100)	$22,000	$22,000
Wells Fargo Securities LLC, (1.31%, dated 10/31/17, due 11/1/17; proceeds $48,002; fully collateralized by various Common Stocks and Preferred Stocks; valued at $50,400)	48,000	48,000
Wells Fargo Securities LLC, (1.73%, dated 9/21/17, due 12/14/17; proceeds $160,646; fully collateralized by various Corporate Bonds, 2.85% - 10.50% due 12/15/17 - 4/1/37; valued at $169,598)	160,000	160,000
Total Repurchase Agreements (Cost $1,244,000)		1,244,000
Time Deposits (20.6%)
International Banks (20.6%)
BNP Paribas SA (Cayman Islands)
1.07%, 11/1/17	40,000	40,000
Credit Agricole CIB (Grand Cayman)
1.07%, 11/1/17	231,000	231,000
DNB Bank ASA (New York Branch)
1.06%, 11/1/17	231,000	231,000
National Bank of Canada (Montreal Branch)
1.06%, 11/1/17	220,000	220,000
Natixis (Grand Cayman)
1.08%, 11/1/17	231,000	231,000
Total Time Deposits (Cost $953,000)		953,000
Total Investments (100.0%) (Cost $4,618,997) (d)		4,619,422
Other Assets in Excess of Liabilities (0.0%) (e)		850
Net Assets (100.0%)		$4,620,272

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2017.

(d)  At October 31, 2017, the aggregate cost for federal income tax purposes is approximately $4,618,997,000. The aggregate gross unrealized appreciation is approximately $443,000 and the aggregate gross unrealized depreciation is approximately $18,000, resulting in net unrealized appreciation of approximately $425,000.

(e)  Amount is less than 0.05%.

LIBOR  London Interbank Offered Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	40.4%
Repurchase Agreements	26.9
Time Deposits	20.6
Certificates of Deposit	7.0
Commercial Paper	5.1
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 0.65%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provided an annualized current yield of 0.92% (subsidized) and 0.87% (non-subsidized), while its 30-day moving average annualized yield was 0.92% (subsidized) and 0.87% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017. The U.S. economy continued its positive momentum in the third quarter of 2017, expanding at 3%, the best back-to-back quarters since 2014. Demand from both consumers and business remained strong despite hurricane-related disruptions.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 121,000, due to major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001. While below market consensus, October 2017 non-farm payrolls rose 261,000, rebounding from September's slowdown due to weather-related events. The unemployment rate continued its positive trend, dropping to another 16-year low of 4.1% in October 2017, predominantly due to a drop in labor force.

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Government Portfolio

products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month LIBOR rates. Three-month LIBOR closed at 0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month LIBOR closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the reporting period. November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 Federal Open Market Committee (FOMC or Committee) meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September 2016. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%. In its statement, the FOMC expressed continued confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Government Portfolio

from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit more slowly than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot" indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In early October 2017, minutes from the September FOMC meeting were released, indicating that while many participants were concerned that transitory factors might not be the only contributors to low inflation readings this year, the majority thought that another rate increase this year would be warranted unless the medium-term outlook changed noticeably.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31 — November 1 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions will continue to impact economic data points in the near-term, but that they are unlikely to have a material impact in the medium-term.

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $44.5 billion. The Portfolio's WAM and WAL were 12 days and 82 days, respectively.

•  During the reporting period, we continued to focus on maintaining liquidity and positioning the Portfolio for a potentially higher rate environment

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Government Portfolio

in 2017. We continued to buy investments that we believe offer a competitive return while maintaining a large portion of the Portfolio in short-term repurchase agreements. We purchased both fixed- and floating-rate government agency and U.S. Treasury debt for the Portfolio while maintaining the Portfolio's conservative positioning.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (68.3%)
ABN Amro Securities LLC, (Interest in $900,000 joint repurchase agreement, 1.05% dated 10/31/17 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $900,026 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/46; valued at $918,000)	$250,000	$250,000
ABN Amro Securities LLC, (Interest in $1,250,000 joint repurchase agreement, 1.06% dated 10/31/17 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,250,037 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 9/20/62; valued at $1,285,511)	947,547	947,547
Bank of America, (1.07%, dated 10/31/17, due 11/1/17; proceeds $30,001; fully collateralized by a U.S. Government agency security, 3.50% due 12/20/45; valued at $30,900)	30,000	30,000
Bank of Montreal, (1.05%, dated 9/13/17, due 11/13/17; proceeds $150,267; fully collateralized by various U.S. Government agency securities, 3.00% - 5.50% due 12/1/23 - 10/1/47; valued at $154,500) (Demand 11/7/17)	150,000	150,000
Bank of Montreal, (1.05%, dated 10/31/17, due 11/1/17; proceeds $100,003; fully collateralized by various U.S. Government agency securities, 2.00% - 2.07% due 1/1/26 - 8/1/31; valued at $103,000)	100,000	100,000
Bank of Montreal, (1.05%, dated 10/31/17, due 11/1/17; proceeds $275,008; fully collateralized by various U.S. Government agency securities, 3.00% - 5.50% due 12/1/23 - 10/1/47; valued at $283,250)	275,000	275,000
Bank of Nova Scotia, (1.05%, dated 10/31/17, due 11/1/17; proceeds $600,018; fully collateralized by various U.S. Government obligations, 0.00% - 8.13% due 11/30/17 - 11/15/46; valued at $612,000)	600,000	600,000
Bank of Nova Scotia, (1.06%, dated 9/15/17, due 3/15/18; proceeds $502,662; fully collateralized by various U.S. Government agency securities, 2.00% - 6.50% due 11/1/20 - 10/1/47; valued at $515,000) (Demand 11/7/17)	500,000	500,000
Bank of Nova Scotia, (1.06%, dated 10/31/17, due 11/1/17; proceeds $94,003; fully collateralized by a U.S. Government agency security, 3.50% due 9/20/47; valued at $96,820)	94,000	94,000
	Face Amount (000)	Value (000)
Bank of Nova Scotia, (1.07%, dated 10/26/17, due 12/14/17; proceeds $876,274; fully collateralized by various U.S. Government agency securities, 1.25% - 6.50% due 2/27/19 - 5/1/56; valued at $901,215) (Demand 11/7/17)	$875,000	$875,000
Bank of Nova Scotia, (1.08%, dated 9/21/17, due 12/14/17; proceeds $817,054; fully collateralized by various U.S. Government agency securities, 2.25% - 6.00% due 2/21/24 - 9/1/47; valued at $839,450) (Demand 11/7/17)	815,000	815,000
Barclays Capital, Inc., (1.05%, dated 10/31/17, due 11/1/17; proceeds $175,005; fully collateralized by various U.S. Government obligations, 2.13% - 8.13% due 8/15/19 - 8/31/20; valued at $178,500)	175,000	175,000
BNP Paribas, (Interest in $1,700,000 joint repurchase agreement, 1.05% dated 10/31/17 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,700,050 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 5/15/47; valued at $1,733,793)	745,000	745,000
BNP Paribas, (1.06%, dated 10/13/17, due 12/15/17; proceeds $701,299; fully collateralized by various U.S. Government obligations, 0.00% - 4.25% due 3/31/18 - 11/15/44; valued at $714,000) (Demand 11/7/17)	700,000	700,000
BNP Paribas, (1.06%, dated 10/26/17, due 12/15/17; proceeds $751,104; fully collateralized by various U.S. Government obligations, 0.00% - 8.88% due 1/31/18 - 5/15/46; valued at $765,000) (Demand 11/7/17)	750,000	750,000
BNP Paribas, (Interest in $250,000 joint repurchase agreement, 1.06% dated 10/31/17 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $250,007 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 6/1/47; valued at $256,788)	249,566	249,566
BNP Paribas, (1.07%, dated 10/13/17, due 12/15/17; proceeds $200,375; fully collateralized by various U.S. Government agency securities, 2.25% - 4.00% due 5/1/26 - 9/1/47 and U.S. Government obligations, 0.00% - 3.00% due 11/30/17 - 5/15/47; valued at $205,044) (Demand 11/7/17)	200,000	200,000
BNP Paribas, (1.09%, dated 9/20/17, due
12/15/17; proceeds $1,052,734; fully
collateralized by various U.S. Government
agency securities, 2.13% - 7.00% due
7/1/23 - 10/1/47 and U.S. Government
obligations, 0.00% - 4.75% due

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
11/9/17 - 2/15/46; valued at $1,081,228) (Demand 11/7/17)	$1,050,000	$1,050,000
BNP Paribas, (1.09%, dated 9/21/17, due 12/15/17; proceeds $365,939; fully collateralized by various U.S. Government agency securities, 2.13% - 6.00% due 10/20/25 - 6/1/47 and U.S. Government obligations, 0.75% - 3.75% due 12/31/17 - 5/15/46; valued at $375,808) (Demand 11/7/17)	365,000	365,000
Citibank NA, (1.05%, dated 10/25/17, due 11/1/17; proceeds $500,102; fully collateralized by various U.S. Government obligations, 0.13% - 5.50% due 10/31/19 - 2/15/45; valued at $510,000)	500,000	500,000
Citigroup Global Markets, Inc., (1.04%, dated 10/25/17, due 11/1/17; proceeds $50,010; fully collateralized by various U.S. Government obligations, 0.13% - 1.63% due 4/15/19 - 10/31/23; valued at $51,000)	50,000	50,000
Credit Agricole Corp., (1.04%, dated 10/25/17, due 11/1/17; proceeds $100,020; fully collateralized by a U.S. Government obligation, 2.25% due 12/31/23; valued at $102,000)	100,000	100,000
Credit Agricole Corp., (1.05%, dated 10/25/17, due 11/1/17; proceeds $100,020; fully collateralized by a U.S. Government agency security, 3.50% due 9/1/42 and a U.S. Government obligation, 1.75% due 3/31/22; valued at $102,000)	100,000	100,000
Credit Agricole Corp., (Interest in $1,350,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,350,039 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/26; valued at $1,377,000)	794,000	794,000
Credit Agricole Corp., (1.06%, dated 10/27/17, due 11/3/17; proceeds $330,068; fully collateralized by various U.S. Government agency securities, 0.00% - 4.00% due 12/22/17 - 7/1/56 and U.S. Government obligations, 2.25% - 2.38% due 5/15/27 - 8/15/27; valued at $336,667)	330,000	330,000
Credit Agricole Corp., (Interest in $1,250,000 joint repurchase agreement, 1.06% dated 10/31/17 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,250,037 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 4/30/24; valued at $1,259,259)	1,028,514	1,028,514
	Face Amount (000)	Value (000)
Credit Agricole Corp., (1.07%, dated 10/31/17, due 11/7/17; proceeds $150,031; fully collateralized by various U.S. Government obligations, 1.13% - 2.25% due 8/31/21 - 8/15/46; valued at $153,000)	$150,000	$150,000
Deutsche Bank Securities, Inc., (1.05%, dated 10/31/17, due 11/1/17; proceeds $750,022; fully collateralized by various U.S. Government obligations, 0.00% due 5/15/25 - 5/15/40; valued at $765,000)	750,000	750,000
Deutsche Bank Securities, Inc., (1.07%, dated 10/31/17, due 11/1/17; proceeds $175,005; fully collateralized by various U.S. Government obligations, 1.63% - 2.25% due 5/31/23 - 2/15/27; valued at $178,500)	175,000	175,000
Goldman Sachs & Co., (1.03%, dated 10/25/17, due 11/1/17; proceeds $200,040; fully collateralized by various U.S. Government agency securities, 0.63% - 6.50% due 1/25/18 - 11/20/46 and U.S. Government obligations, 0.00% - 2.75% due 2/15/37 - 11/15/42; valued at $204,039)	200,000	200,000
HSBC Securities USA, Inc., (1.04%, dated 10/31/17, due 11/1/17; proceeds $100,003; fully collateralized by a U.S. Government obligation, 2.75% due 8/15/47; valued at $102,004)	100,000	100,000
HSBC Securities USA, Inc., (1.05%, dated 10/31/17, due 11/1/17; proceeds $350,010; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 12/1/28 - 10/1/47; valued at $360,501)	350,000	350,000
ING Financial Markets LLC, (1.06%, dated 10/31/17, due 11/1/17; proceeds $1,000,197; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 2/28/18 - 2/15/44; valued at $1,020,172)	1,000,168	1,000,168
ING Financial Markets LLC, (1.12%, dated 9/21/17, due 12/15/17; proceeds $260,688; fully collateralized by various U.S. Government agency securities, 2.45% - 5.00% due 11/1/28 - 4/1/47; valued at $267,800)	260,000	260,000
JP Morgan Securities LLC, (1.06%, dated 10/31/17, due 11/1/17; proceeds $500,015; fully collateralized by various U.S. Government agency securities, 0.00% - 7.25% due 11/17/17 - 6/28/41; valued at $510,028)	500,000	500,000
Merrill Lynch Pierce Fenner & Smith, (1.05%, dated 10/31/17, due 11/1/17; proceeds $100,003; fully collateralized by various U.S. Government obligations, 0.63% - 1.75% due 6/30/18 - 9/30/22; valued at $102,000)	100,000	100,000
Merrill Lynch Pierce Fenner & Smith, (1.06%, dated 10/31/17, due 11/1/17; proceeds $200,006; fully collateralized by various U.S. Government obligations, 0.00% - 2.38% due 3/31/21 - 1/15/25; valued at $204,000)	200,000	200,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch Pierce Fenner & Smith, (Interest in $400,000 joint repurchase agreement, 1.07% dated 10/31/17 under which Merrill Lynch Pierce Fenner & Smith, will repurchase the securities provided as collateral for $400,012 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 5/15/58; valued at $412,000)	$399,503	$399,503
Merrill Lynch Pierce Fenner & Smith, (1.07%, dated 10/31/17, due 11/1/17; proceeds $498,453; fully collateralized by various U.S. Government obligations, 1.75% - 2.63% due 11/15/20 - 5/31/22; valued at $508,406)	498,438	498,438
Merrill Lynch Pierce Fenner & Smith, (1.09%, dated 9/21/17, due 12/14/17; proceeds $501,272; fully collateralized by various U.S. Government agency securities, 3.50% - 4.00% due 4/20/46 - 6/20/47; valued at $515,000) (Demand 11/7/17)	500,000	500,000
Metlife Insurance Company, (1.08%, dated 10/31/17, due 11/1/17; proceeds $300,010; fully collateralized by various U.S. Government obligations, 0.01% - 1.25% due 11/2/17 - 5/31/19; valued at $306,001)	300,001	300,001
Mizuho Securities USA, Inc., (1.06%, dated 10/26/17, due 11/2/17; proceeds $450,093; fully collateralized by various U.S. Government agency securities, 2.08% - 7.65% due 6/1/25 - 2/15/47; valued at $463,500)	450,000	450,000
Natixis, (Interest in $2,200,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Natixis, will repurchase the securities provided as collateral for $2,200,064 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/46; valued at $2,244,000)	625,000	625,000
Natixis, (Interest in $2,200,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Natixis, will repurchase the securities provided as collateral for $2,200,063 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 12/15/56; valued at $2,254,532)	2,199,485	2,199,485
Nomura Securities, (1.06%, dated 10/31/17, due 11/1/17; proceeds $1,771,052; fully collateralized by various U.S. Government agency securities, 2.04% - 9.50% due 12/1/17 - 9/20/67; valued at $1,824,130)	1,771,000	1,771,000
Norinchukin Bank, (1.15%, dated 9/21/17, due 12/12/17; proceeds $401,048; fully collateralized by various U.S. Government
	Face Amount (000)	Value (000)
obligations, 0.13% - 1.13% due 4/15/20 - 1/15/21; valued at $408,004)	$400,000	$400,000
Norinchukin Bank, (1.16%, dated 9/22/17, due 11/29/17; proceeds $425,931; fully collateralized by various U.S. Government obligations, 0.13% - 1.13% due 4/15/18 - 1/15/21; valued at $433,503)	425,000	425,000
Norinchukin Bank, (1.16%, dated 9/26/17, due 12/6/17; proceeds $501,144; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 4/15/19 - 4/15/28; valued at $510,003)	500,000	500,000
Prudential Legacy Insurance Company of New Jersey, (1.09%, dated 10/31/17, due 11/1/17; proceeds $691,002; fully collateralized by various U.S. Government obligations, 0.01% - 4.25% due 5/15/27 - 11/15/45; valued at $704,801)	690,981	690,981
RBC Capital Markets LLC, (1.04%, dated 10/16/17, due 11/13/17; proceeds $100,081; fully collateralized by various U.S. Government obligations, 1.38% - 5.00% due 2/15/18 - 2/15/47; valued at $102,000) (Demand 11/7/17)	100,000	100,000
RBC Capital Markets LLC, (1.04%, dated 10/31/17, due 11/1/17; proceeds $300,009; fully collateralized by various U.S. Government obligations, 0.00% - 8.50% due 6/15/18 - 2/15/47; valued at $306,000)	300,000	300,000
RBC Capital Markets LLC, (1.05%, dated 9/28/17, due 12/14/17; proceeds $601,348; fully collateralized by various U.S. Government agency securities, 3.00% - 7.00% due 4/15/29 - 7/20/67 and a U.S. Government obligation, 0.13% due 4/15/19; valued at $618,000) (Demand 11/7/17)	600,000	600,000
RBC Capital Markets LLC, (1.05%, dated 10/13/17, due 11/13/17; proceeds $500,452; fully collateralized by various U.S. Government agency securities, 2.27% - 8.50% due 12/20/18 - 10/20/47 and U.S. Government obligations, 1.63% - 2.25% due 11/15/22 - 12/31/23; valued at $513,110) (Demand 11/7/17)	500,000	500,000
RBC Capital Markets LLC, (1.05%, dated 10/31/17, due 11/1/17; proceeds $50,001; fully collateralized by various U.S. Government agency securities, 3.20% - 4.50% due 5/1/27 - 10/1/47; valued at $51,500)	50,000	50,000
RBC Capital Markets LLC, (1.09%, dated 9/21/17, due 12/14/17; proceeds $751,908; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 2/1/26 - 11/1/47; valued at $772,500) (Demand 11/7/17)	750,000	750,000
Societe Generale, (1.07%, dated 10/4/17, due 12/19/17; proceeds $601,355; fully collateralized by various U.S. Government obligations, 0.00% - 6.50% due 11/2/17 - 8/15/47; valued at $612,000) (Demand 11/7/17)	600,000	600,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Societe Generale, (1.10%, dated 10/31/17, due 11/1/17; proceeds $200,006; fully collateralized by various U.S. Government agency securities, 2.63% - 5.97% due 7/1/20 - 7/20/47 and U.S. Government obligations, 0.00% - 2.00% due 11/24/17 - 2/15/44; valued at $204,433)	$200,000	$200,000
TD Securities USA LLC, (1.06%, dated 10/31/17, due 11/1/17; proceeds $300,009; fully collateralized by various U.S. Government agency securities, 3.50% - 4.00% due 4/1/47 - 9/1/47; valued at $309,000)	300,000	300,000
TD Securities USA LLC, (1.07%, dated 10/26/17, due 11/2/17; proceeds $150,031; fully collateralized by various U.S. Government agency securities, 1.09% - 7.25% due 4/17/18 - 9/15/65 and U.S. Government obligations, 1.00% - 2.36% due 4/30/19 - 2/15/46; valued at $153,537)	150,000	150,000
Wells Fargo Securities LLC, (Interest in $350,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $350,010 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 1/31/24; valued at $357,000)	100,000	100,000
Wells Fargo Securities LLC, (Interest in $1,600,000 joint repurchase agreement, 1.06% dated 10/31/17 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,600,047 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 11/1/47; valued at $1,648,000)	1,597,832	1,597,832
Wells Fargo Securities LLC, (1.12%, dated 9/21/17, due 12/14/17; proceeds $817,130; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 9/1/32 - 10/1/47; valued at $839,450)	815,000	815,000
Total Repurchase Agreements (Cost $30,381,035)		30,381,035
U.S. Agency Securities (30.3%)
Federal Farm Credit Bank,
1 Month USD LIBOR - 0.14%, 1.11%, 6/28/18 (a)	50,000	50,000
1 Month USD LIBOR - 0.11%, 1.13%, 9/4/18 (a)	100,000	100,000
1 Month USD LIBOR - 0.10%, 1.14%, 8/8/18 - 8/30/19 (a)	258,000	257,991
1 Month USD LIBOR - 0.09%, 1.15%, 10/22/18 (a)	150,000	150,008
1 Month USD LIBOR - 0.08%, 1.16%, 11/9/18 (a)	100,000	99,990
	Face Amount (000)	Value (000)
1 Month USD LIBOR - 0.09%, 1.16%, 5/30/19 (a)	$300,000	$299,976
1 Month USD LIBOR - 0.07%, 1.17%, 4/18/19 (a)	75,000	75,000
1 Month USD LIBOR - 0.05%, 1.19%, 3/29/19 (a)	250,000	249,991
1 Month USD LIBOR - 0.02%, 1.22%, 4/20/18 (a)	98,000	97,998
1 Month USD LIBOR - 0.01%, 1.23%, 11/22/17 (a)	175,000	175,000
1 Month USD LIBOR + 0.01%, 1.25%, 2/20/18 (a)	56,000	56,000
1 Month USD LIBOR + 0.03%, 1.27%, 5/29/18 - 7/5/18 (a)	325,000	325,000
1 Month USD LIBOR + 0.11%, 1.35%, 8/29/18 (a)	140,000	140,000
1 Month USD LIBOR + 0.13%, 1.36%, 12/4/17 (a)	200,000	200,000
Federal Home Loan Bank,
1.05%, 12/8/17 (b)	250,000	249,730
1 Month USD LIBOR - 0.17%, 1.07%, 1/29/18 (a)	150,000	149,997
1 Month USD LIBOR - 0.16%, 1.08%, 4/25/18 (a)	250,000	249,991
1 Month USD LIBOR - 0.15%, 1.09%, 3/23/18 - 5/25/18 (a)	367,300	367,296
3 Month USD LIBOR - 0.22%, 1.10%, 3/19/18 (a)	150,000	149,999
1 Month USD LIBOR - 0.14%, 1.10%, 7/24/18 - 11/20/18 (a)	1,450,000	1,449,994
1 Month USD LIBOR - 0.13%, 1.11%, 10/10/18 (a)	50,000	49,996
3 Month USD LIBOR - 0.22%, 1.11%, 3/26/18 - 3/29/18 (a)	525,000	525,001
1 Month USD LIBOR - 0.13%, 1.12%, 8/27/18 (a)	100,000	99,988
1.12%, 12/12/17 - 12/14/17(b)	595,900	595,121
1 Month USD LIBOR - 0.12%, 1.12%, 8/23/18 - 8/24/18 (a)	90,000	90,000
3 Month USD LIBOR - 0.19%, 1.13%, 11/24/17 (a)	100,000	100,000
1 Month USD LIBOR - 0.11%, 1.13%, 10/22/18 (a)	630,000	630,000
1 Month USD LIBOR - 0.10%, 1.14%, 12/21/18 - 12/27/18 (a)	570,000	569,967
1.14%, 12/15/17 (b)	250,000	249,655
1 Month USD LIBOR - 0.09%, 1.15%, 11/8/18 (a)	200,000	200,000
1 Month USD LIBOR - 0.08%, 1.15%, 2/4/19 (a)	452,500	452,500
3 Month USD LIBOR - 0.17%, 1.15%, 3/7/18 - 6/5/18 (a)	855,000	854,982
3 Month USD LIBOR - 0.15%, 1.16%, 2/16/18 (a)	105,000	105,000
1 Month USD LIBOR - 0.08%, 1.16%, 11/13/18 - 3/20/19 (a)	1,479,000	1,479,000
3 Month USD LIBOR - 0.15%, 1.17%, 2/22/18 (a)	350,000	350,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (cont'd)
1 Month USD LIBOR - 0.07%, 1.17%, 2/25/19 (a)	$185,000	$185,000
1 Month USD LIBOR - 0.05%, 1.19%, 11/28/17 (a)	250,000	250,000
3 Month USD LIBOR - 0.11%, 1.21%, 2/5/18 (a)	425,000	425,000
1 Month USD LIBOR - 0.03%, 1.21%, 3/8/18 (a)	220,000	219,999
3 Month USD LIBOR - 0.08%, 1.23%, 11/1/17 (a)	85,000	85,000
1 Month USD LIBOR + 0.10%, 1.34%, 2/5/18 (a)	250,000	250,000
Federal Home Loan Mortgage Corporation,
3 Month USD LIBOR - 0.08%, 1.25%, 12/21/17 (a)	200,000	200,000
3 Month USD LIBOR - 0.03%, 1.32%, 1/8/18 (a)	225,000	225,000
3 Month USD LIBOR + 0.02%, 1.34%, 3/8/18 (a)	95,000	95,000
Federal National Mortgage Association
3 Month USD LIBOR - 0.03%, 1.33%, 1/11/18 (a)	260,000	260,000
Total U.S. Agency Securities (Cost $13,440,170)		13,440,170
U.S. Treasury Securities (0.7%)
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.19%, 1.30%, 4/30/18 (a)	125,000	125,103
3 Month Treasury Money Market Yield + 0.27%, 1.38%, 1/31/18 (a)	185,000	185,151
Total U.S. Treasury Securities (Cost $310,254)		310,254
Total Investments (99.3%) (Cost $44,131,459) (c)		44,131,459
Other Assets in Excess of Liabilities (0.7%)		333,194
Net Assets (100.0%)		$44,464,653

(a)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	68.8%
U.S. Agency Securities	30.5
Other*	0.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 0.60%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provide an annualized current yield of 0.88% (subsidized) and 0.86% (non subsidized), while its 30-day moving average annualized yield was 0.88% (subsidized) and 0.86% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017. The U.S. economy continued its positive momentum in the third quarter of 2017, expanding at 3%, the best back-to-back quarters since 2014. Demand from both consumers and business remained strong despite hurricane-related disruptions.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 121,000, due to major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001. While below market consensus, October 2017 non-farm payrolls rose 261,000, rebounding from September's slowdown due to weather-related events. The unemployment rate continued its positive trend, dropping to another 16-year low of 4.1% in October 2017, predominantly due to a drop in labor force.

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

resulted in a sharp rise for both 3- and 6-month LIBOR rates. Three-month LIBOR closed at 0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month LIBOR closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the reporting period. November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 Federal Open Market Committee (FOMC or Committee) meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September 2016. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%. In its statement, the FOMC expressed continued confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit more slowly than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot" indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In early October 2017, minutes from the September FOMC meeting were released, indicating that while many participants were concerned that transitory factors might not be the only contributors to low inflation readings this year, the majority thought that another rate increase this year would be warranted unless the medium-term outlook changed noticeably.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31 — November 1 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions will continue to impact economic data points in the near-term, but that they are unlikely to have a material impact in the medium-term.

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $17.9 billion. The Portfolio's WAM and WAL were 20 days and 77 days, respectively.

•  During the reporting period, we continued to focus on maintaining liquidity and positioning the Portfolio for a potentially higher rate environment in 2017. We continued to hold government agency and U.S. Treasury debt and overnight repurchase

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

agreements only with the Federal Reserve Bank of New York, collateralized by U.S. Treasuries. We purchased both fixed- and floating-rate agency and Treasury debt for the Portfolio that we believe offer a competitive return while maintaining the Portfolio's conservative positioning.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreement (21.5%)
Federal Reserve Bank of New York, (1.00%, dated 10/31/17, due 11/1/17; proceeds $3,835,107; fully collateralized by various U.S. Government obligations, 1.38% - 7.63% due 5/31/21 - 2/15/43; valued at $3,835,107)	$3,835,000	$3,835,000
U.S. Agency Securities (74.6%)
Federal Farm Credit Bank,
1 Month USD LIBOR - 0.14%, 1.10%, 7/10/18 (a)	35,000	35,000
1.10%, 12/6/17 (b)	30,000	29,968
1 Month USD LIBOR - 0.14%, 1.11%, 6/28/18 (a)	25,000	25,000
1 Month USD LIBOR - 0.11%, 1.13%, 9/4/18 (a)	50,000	50,000
1 Month USD LIBOR - 0.12%, 1.13%, 11/30/18 (a)	55,000	55,000
3 Month USD LIBOR - 0.19%, 1.13%, 6/13/19 (a)	75,000	74,933
1 Month USD LIBOR - 0.10%, 1.14%, 8/30/19 (a)	70,000	69,996
1 Month USD LIBOR - 0.09%, 1.15%, 2/7/18 (a)	200,000	200,000
3 Month USD LIBOR - 0.20%, 1.15%, 7/6/18 (a)	50,000	50,000
1 Month USD LIBOR - 0.08%, 1.16%, 11/9/18 (a)	75,000	74,992
1 Month USD LIBOR - 0.09%, 1.16%, 5/30/19 (a)	62,000	61,995
1 Month USD LIBOR - 0.07%, 1.17%, 4/18/19 (a)	150,000	150,000
1 Month USD LIBOR - 0.06%, 1.18%, 11/20/17 (a)	75,000	75,000
1 Month USD LIBOR - 0.05%, 1.19%, 3/29/19 (a)	25,000	24,999
1 Month USD LIBOR - 0.01%, 1.23%, 11/22/17 (a)	165,000	165,000
1 Month USD LIBOR + 0.01%, 1.25%, 2/20/18 (a)	23,000	23,000
1 Month USD LIBOR + 0.03%, 1.27%, 11/13/17 - 7/5/18 (a)	90,000	90,000
1 Month USD LIBOR + 0.07%, 1.30%, 10/22/18 (a)	25,000	25,039
1 Month USD LIBOR + 0.08%, 1.31%, 2/8/18 (a)	100,000	100,000
1 Month USD LIBOR + 0.09%, 1.33%, 5/25/18 (a)	11,500	11,514
1 Month USD LIBOR + 0.11%, 1.35%, 8/29/18 (a)	125,000	125,000
1 Month USD LIBOR + 0.18%, 1.41%, 2/25/19 (a)	40,700	40,840
1 Month USD LIBOR + 0.20%, 1.44%, 6/18/18 (a)	47,400	47,500
	Face Amount (000)	Value (000)
Federal Home Loan Bank,
3 Month USD LIBOR - 0.40%, 0.92%, 11/21/17 - 11/22/17 (a)	$693,000	$692,955
1.00%, 11/14/17 (b)	5,120	5,118
1.02%, 11/1/17 - 11/22/17 (b)	4,237,998	4,236,311
1.03%, 11/21/17 - 11/28/17 (b)	1,457,825	1,456,884
1.03%, 11/29/17 (b)(c)	461,000	460,631
1.05%, 12/8/17 - 12/13/17 (b)	194,000	193,784
1 Month USD LIBOR - 0.17%, 1.07%, 1/29/18 (a)	93,250	93,248
1 Month USD LIBOR - 0.16%, 1.08%, 4/25/18 (a)	120,000	119,995
1 Month USD LIBOR - 0.15%, 1.09%, 3/23/18 - 5/25/18 (a)	96,000	96,000
3 Month USD LIBOR - 0.22%, 1.10%, 3/19/18 (a)	50,000	50,000
1 Month USD LIBOR - 0.14%, 1.10%, 7/24/18 - 10/19/18 (a)	290,000	289,992
3 Month USD LIBOR - 0.22%, 1.11%, 3/29/18 (a)	75,000	75,000
1.12%, 12/12/17 (b)	85,000	84,892
1.13%, 12/8/17	20,000	20,001
3 Month USD LIBOR - 0.19%, 1.13%, 11/24/17 (a)	345,000	345,000
3 Month USD LIBOR - 0.18%, 1.13%, 11/13/17 - 11/16/17 (a)	165,000	165,000
1 Month USD LIBOR - 0.11%, 1.13%, 10/22/18 (a)	200,000	200,000
3 Month USD LIBOR - 0.17%, 1.15%, 3/7/18 - 6/5/18 (a)	325,000	324,994
1 Month USD LIBOR - 0.09%, 1.15%, 11/8/18 (a)	50,000	50,000
1 Month USD LIBOR - 0.08%, 1.15%, 2/4/19 (a)	75,000	75,000
1 Month USD LIBOR - 0.08%, 1.16%, 11/13/18 - 3/20/19 (a)	357,000	357,000
3 Month USD LIBOR - 0.15%, 1.16%, 2/12/18 - 2/16/18 (a)	1,300,000	1,300,000
3 Month USD LIBOR - 0.15%, 1.17%, 2/22/18 (a)	325,000	325,000
1 Month USD LIBOR - 0.07%, 1.17%, 2/25/19 (a)	25,000	25,000
3 Month USD LIBOR - 0.11%, 1.21%, 2/5/18 (a)	50,000	50,000
1 Month USD LIBOR + 0.05%, 1.29%, 11/17/17 (a)	250,000	250,000
1 Month USD LIBOR + 0.08%, 1.31%, 12/7/17 (a)	30,000	30,004
1 Month USD LIBOR + 0.10%, 1.34%, 2/5/18 (a)	91,100	91,102
Tennessee Valley Authority,
1.02%, 11/7/17 - 11/14/17 (b)	260,350	260,260
Total U.S. Agency Securities (Cost $13,327,947)		13,327,947

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (14.0%)
U.S. Treasury Bills,
1.04%, 12/8/17 (c)(d)	$1,354,500	$1,353,067
1.09%, 12/14/17 (d)	1,060,000	1,058,642
U.S. Treasury Note
2.25%, 11/30/17	85,000	85,076
Total U.S. Treasury Securities (Cost $2,496,785)		2,496,785
Total Investments (110.1%) (Cost $19,659,732) (e)(f)		19,659,732
Liabilities in Excess of Other Assets (–10.1%)		(1,798,792)
Net Assets (100.0%)		$17,860,940

(a)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2017.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

LIBOR  London Interbank Offered Rate.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	67.8%
Repurchase Agreement	19.5
U.S. Treasury Securities	12.7
Total Investments	100.0%
The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 0.63%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provide an annualized current yield of 0.93% (subsidized) and 0.88% (non-subsidized), while its 30-day moving average annualized yield was 0.92% and 0.87% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017. The U.S. economy continued its positive momentum in the third quarter of 2017, expanding at 3%, the best back-to-back quarters since 2014. Demand from both consumers and business remained strong despite hurricane-related disruptions.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 121,000, due to major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001. While below market consensus, October 2017 non-farm payrolls rose 261,000, rebounding from September's slowdown due to weather-related events. The unemployment rate continued its positive trend, dropping to another 16-year low of 4.1% in October 2017, predominantly due to a drop in labor force.

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month LIBOR rates. Three-month LIBOR closed at

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month LIBOR closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the reporting period. November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 Federal Open Market Committee (FOMC or Committee) meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September 2016. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%. In its statement, the FOMC expressed continued

confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit more slowly than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot"

indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In early October 2017, minutes from the September FOMC meeting were released, indicating that while many participants were concerned that transitory factors might not be the only contributors to low inflation readings this year, the majority thought that another rate increase this year would be warranted unless the medium-term outlook changed noticeably.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31 — November 1 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions will continue to impact economic data points in the near-term, but that they are unlikely to have a material impact in the medium-term.

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $13.9 billion. The Portfolio's WAM and WAL were 11 days and 70 days, respectively.

•  During the reporting period, we continued to focus on maintaining liquidity and positioning the Portfolio for a potentially higher rate environment in 2017. We continued to buy investments that we believe offer a competitive return while maintaining a large portion of the Portfolio in short-term repurchase agreements collateralized by U.S. Treasury obligations. We purchased both fixed- and floating-rate U.S. Treasury debt for the Portfolio while maintaining the Portfolio's conservative positioning.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (66.9%)
ABN Amro Securities LLC, (Interest in $900,000 joint repurchase agreement, 1.05% dated 10/31/17 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $900,026 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/46; valued at $918,000)	$650,000	$650,000
Bank of Nova Scotia, (1.06%, dated 9/21/17, due 12/14/17; proceeds $902,226; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 5/31/19 - 2/15/46; valued at $918,000) (Demand 11/7/17)	900,000	900,000
Barclays Capital, Inc., (1.05%, dated 10/31/17, due 11/1/17; proceeds $175,005; fully collateralized by various U.S. Government obligations, 0.88% due 11/30/17 - 7/31/19; valued at $178,500)	175,000	175,000
BNP Paribas, (Interest in $1,700,000 joint repurchase agreement, 1.05% dated 10/31/17 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,700,050 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 5/15/47; valued at $1,734,000)	955,000	955,000
BNP Paribas, (1.06%, dated 10/13/17, due 12/15/17; proceeds $140,260; fully collateralized by various U.S. Government obligations, 0.00% - 2.13% due 11/15/17 - 1/15/26; valued at $142,800) (Demand 11/7/17)	140,000	140,000
BNP Paribas, (1.08%, dated 9/21/17, due 12/15/17; proceeds $401,020; fully collateralized by various U.S. Government obligations, 0.00% - 4.38% due 2/15/18 - 8/15/47; valued at $408,000) (Demand 11/7/17)	400,000	400,000
Citigroup Global Markets, Inc., (1.04%, dated 10/25/17, due 11/1/17; proceeds $400,081; fully collateralized by various U.S. Government obligations, 0.13% - 5.25% due 7/15/26 - 11/15/40; valued at $408,000)	400,000	400,000
Credit Agricole Corp., (1.04%, dated 10/25/17, due 11/1/17; proceeds $150,030; fully collateralized by various U.S. Government obligations, 0.00% - 0.75% due 4/30/18 - 11/15/41; valued at $153,000)	150,000	150,000
Credit Agricole Corp., (1.05%, dated 10/27/17, due 11/3/17; proceeds $200,041; fully collateralized by various U.S. Government obligations, 1.50% - 2.50% due 1/31/19 - 5/15/46; valued at $204,000)	200,000	200,000
	Face Amount (000)	Value (000)
Credit Agricole Corp., (Interest in $1,350,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,350,039 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/26; valued at $1,377,000)	$556,000	$556,000
Deutsche Bank Securities, Inc., (1.05%, dated 10/31/17, due 11/1/17; proceeds $200,006; fully collateralized by various U.S. Government obligations, 0.00% due 2/15/29 - 11/15/41; valued at $204,000)	200,000	200,000
JP Morgan Securities LLC, (1.05%, dated 10/31/17, due 11/1/17; proceeds $120,004; fully collateralized by various U.S. Government obligations, 2.25% - 2.38% due 7/31/21 - 5/15/27; valued at $122,402)	120,000	120,000
JP Morgan Securities LLC, (1.05%, dated 10/31/17, due 11/1/17; proceeds $380,011; fully collateralized by various U.S. Government obligations, 0.88% - 1.00% due 6/15/19 - 6/30/19; valued at $387,602)	380,000	380,000
Natixis, (Interest in $2,200,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Natixis, will repurchase the securities provided as collateral for $2,200,064 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/46; valued at $2,244,000)	1,575,000	1,575,000
Nomura Securities, (1.05%, dated 10/31/17, due 11/1/17; proceeds $155,005; fully collateralized by various U.S. Government obligations, 0.00% - 2.25% due 2/15/19 - 8/15/46; valued at $158,100)	155,000	155,000
Norinchukin Bank, (1.15%, dated 9/21/17, due 12/12/17; proceeds $100,262; fully collateralized by a U.S. Government obligation, 1.50% due 8/15/26; valued at $102,004)	100,000	100,000
Norinchukin Bank, (1.16%, dated 9/22/17, due 11/29/17; proceeds $75,164; fully collateralized by a U.S. Government obligation, 1.50% due 8/15/26; valued at $76,503)	75,000	75,000
Prudential Legacy Insurance Company of New Jersey, (1.09%, dated 10/31/17, due 11/1/17; proceeds $466,277; fully collateralized by various U.S. Government obligations, 0.01% due 5/15/27 - 11/15/45; valued at $475,588)	466,263	466,263
RBC Capital Markets LLC, (1.03%, dated 10/13/17, due 11/13/17; proceeds $150,133; fully collateralized by various U.S. Government obligations, 0.00% - 2.38% due 12/21/17 - 8/15/45; valued at $153,000) (Demand 11/7/17)	150,000	150,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
RBC Capital Markets LLC, (1.04%, dated 10/16/17, due 11/13/17; proceeds $170,138; fully collateralized by various U.S. Government obligations, 0.63% - 6.50% due 10/31/18 - 8/15/39; valued at $173,400) (Demand 11/7/17)	$170,000	$170,000
Societe Generale, (1.07%, dated 10/4/17, due 12/19/17; proceeds $400,904; fully collateralized by various U.S. Government obligations, 0.00% - 8.50% due 11/24/17 - 2/15/45; valued at $408,000) (Demand 11/7/17)	400,000	400,000
Societe Generale, (1.09%, dated 10/13/17, due 12/15/17; proceeds $100,191; fully collateralized by various U.S. Government obligations, 0.00% - 8.88% due 5/24/18 - 2/15/45; valued at $102,000)	100,000	100,000
TD Securities USA LLC, (1.05%, dated 10/26/17, due 11/2/17; proceeds $150,031; fully collateralized by a U.S. Government obligation, 1.75% due 1/31/23; valued at $153,000)	150,000	150,000
Wells Fargo Securities LLC, (Interest in $350,000 joint repurchase agreement, 1.05% dated 10/31/17 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $350,010 on 11/1/17. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 1/31/24; valued at $357,000)	250,000	250,000
Wells Fargo Securities LLC, (1.11%, dated 9/21/17, due 12/14/17; proceeds $476,230; fully collateralized by various U.S. Government obligations, 0.00% - 2.13% due 11/9/17 - 3/31/24; valued at $484,500)	475,000	475,000
Total Repurchase Agreements (Cost $9,292,263)		9,292,263
U.S. Treasury Securities (32.4%)
U.S. Treasury Bills, 1.12%, 12/14/17 (a)	725,000	724,048
1.22%, 3/29/18 (a)	323,000	321,414
U.S. Treasury Notes,
3 Month Treasury Money Market Yield + 0.07%, 1.18%, 4/30/19 (b)	100,000	100,081
1.20%, 3/15/18	97,000	96,929
3 Month Treasury Money Market Yield + 0.14%, 1.25%, 1/31/19 (b)	404,000	404,532
3 Month Treasury Money Market Yield + 0.17%, 1.28%, 7/31/18 - 10/31/18 (b)	536,000	536,548
3 Month Treasury Money Market Yield + 0.19%, 1.30%, 4/30/18 (b)	2,050,000	2,050,526
	Face Amount (000)	Value (000)
3 Month Treasury Money Market Yield + 0.27%, 1.38%, 1/31/18 (b)	$260,000	$260,050
Total U.S. Treasury Securities (Cost $4,494,128)		4,494,128
Total Investments (99.3%) (Cost $13,786,391) (c)		13,786,391
Other Assets in Excess of Liabilities (0.7%)		94,183
Net Assets (100.0%)		$13,880,574

(a)  Rate shown is the yield to maturity at October 31, 2017.

(b)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	67.4%
U.S. Treasury Securities	32.6
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 0.60%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provided an annualized current yield of 0.88% (subsidized) and 0.87% (non-subsidized), while its 30-day moving average annualized yield was 0.87% (subsidized) and 0.86% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017. The U.S. economy continued its positive momentum in the third quarter of 2017, expanding at 3%, the best back-to-back quarters since 2014. Demand from both consumers and business remained strong despite hurricane-related disruptions.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 121,000, due to major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001. While below market consensus, October 2017 non-farm payrolls rose 261,000, rebounding from September's slowdown due to weather-related events. The unemployment rate continued its positive trend, dropping to another 16-year low of 4.1% in October 2017, predominantly due to a drop in labor force.

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month LIBOR rates. Three-month LIBOR closed at

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month LIBOR closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the reporting period. November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 Federal Open Market Committee (FOMC or Committee) meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September 2016. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%.

In its statement, the FOMC expressed continued confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit more slowly than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its

September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot" indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

•  In early October 2017, minutes from the September FOMC meeting were released, indicating that while many participants were concerned that transitory factors might not be the only contributors to low inflation readings this year, the majority thought that another rate increase this year would be warranted unless the medium-term outlook changed noticeably.

•  In line with market expectations, Fed officials voted unanimously to leave interest rates unchanged at the October 31 — November 1 FOMC meeting. Officials gave no sign that their expectations for a third rate hike this year had been adjusted, sending the market-implied odds of a rate hike at the December 2017 FOMC meeting to over 90%. Participants also acknowledged that hurricane-related disruptions will continue to impact economic data points in the near-term, but that they are unlikely to have a material impact in the medium-term.

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $18.5 billion. The Portfolio's WAM and WAL were 32 days and 89 days, respectively.

•  During the reporting period, we continued to focus on maintaining liquidity and positioning the Portfolio for a potentially higher rate environment in 2017. This Portfolio is invested 100% in U.S. Treasury obligations. We continued to buy both fixed- and floating-rate U.S. Treasury debt that we believe offers a competitive return while maintaining the Portfolio's conservative positioning.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (111.6%)
U.S. Treasury Bills, 1.02%, 11/2/17 (a)	$2,230,000	$2,229,885
1.03%, 11/30/17 (a)(b)	4,152,000	4,148,716
1.04%, 12/8/17 (a)(b)	931,000	930,022
1.05%, 11/9/17 - 11/16/17 (a)	672,450	672,269
1.06%, 12/21/17 - 12/28/17 (a)	1,775,000	1,772,374
1.07%, 12/14/17 (a)	3,105,000	3,101,100
1.22%, 3/29/18 (a)	689,000	685,617
U.S. Treasury Notes, 0.63%, 11/30/17	90,000	89,969
0.88%, 11/15/17 - 11/30/17	450,000	449,948
1.05%, 12/15/17	185,000	184,988
3 Month Treasury Money Market Yield + 0.07%, 1.18%, 4/30/19 (c)	100,000	100,081
1.20%, 3/15/18	124,000	123,909
3 Month Treasury Money Market Yield + 0.14%, 1.25%, 1/31/19 (c)	301,000	301,424
3 Month Treasury Money Market Yield + 0.17%, 1.28%, 7/31/18 - 10/31/18 (c)	1,769,331	1,771,339
3 Month Treasury Money Market Yield + 0.19%, 1.30%, 4/30/18 (c)	1,219,000	1,219,471
3 Month Treasury Money Market Yield + 0.27%, 1.38%, 1/31/18 (c)	547,000	547,208
2.25%, 11/30/17	1,335,386	1,336,652
4.25%, 11/15/17	1,036,000	1,037,252
Total Investments (111.6%) (Cost $20,702,224) (d)(e)		20,702,224
Liabilities in Excess of Other Assets (–11.6%)		(2,155,708)
Net Assets (100.0%)		$18,546,516

(a)  Rate shown is the yield to maturity at October 31, 2017.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolio invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Portfolio may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Portfolio will be managed so that income generated by the Portfolio will not be subject to the alternative minimum tax. The Portfolio now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Portfolio is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Portfolio is subject to the possible imposition of liquidity fees and/or redemption gates. The Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2017, the Portfolio's Institutional Share Class had a total return of 0.57%. For the seven-day period ended October 31, 2017, the Portfolio's Institutional Share Class provided an annualized current yield of 0.75% (subsidized) and 0.41% (non-subsidized), while its 30-day moving average annualized yield was 0.74% (subsidized) and 0.19% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  As the market digested two Federal Reserve (Fed) rate hikes through the first half of 2017, dealer inventories crept higher, which prompted the SIFMA Index to widen.(1) The SIFMA Index, which measures yields for weekly variable rate demand obligations (VRDOs), has steadily risen in 2017 to 0.94% on September 27, 2017, up from 0.68% at the start of the year.

•  Tax-exempt money market fund assets have largely stabilized at roughly $130 billion (as of October 30, 2017) after seeing significant outflows (down 50.0%) in 2016 stemming from money market reform.(2)

•  The yields on variable-rate municipal bonds have held near the highest levels since the credit crisis almost a decade ago, pushed up by a flood of note sales from states and local governments and growing speculation the Fed will raise interest rates in December 2017. Over time, muni money market funds may begin to look attractive versus longer-duration portfolios if the SIFMA Index continues to rise.

•  Major legislation from Congress addressing key Trump administration priorities, including the repeal and replacement of the Affordable Care Act, tax reform (specifically the status of the state and local tax deduction) and infrastructure financing, remains uncertain. Changes in any of these important areas may impact state budgets during the course of the Portfolio's new fiscal year.

Management Strategies

•  As of October 31, 2017, the Portfolio had net assets of approximately $165 million. The Portfolio's WAM and WAL were 6 days and 6 days, respectively.

•  One-year note issues have come to market with yields in line with one-week paper. Municipal yield curves have flattened amid faltering expectations of higher inflation as well as health care and tax reform. Strong asset inflows into short-term bond funds and separately managed accounts are keeping the appetite hearty for these shorter-duration issues. We will continue to maintain a short and liquid portfolio, positioning the Portfolio to take advantage of potentially higher rates in the period ahead.

•  Daily and weekly VRDOs continue to represent the large majority of investment commitments, helping us to achieve high levels of liquidity and manage our weighted average maturities and protect against interest rate risk.

2017 Annual Report

October 31, 2017

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

•  We focus on tax-exempt securities where our credit and risk teams have confidence in the quality of the issuer, the structure of the program and the financial strength of the supporting institutions.

•  In the period ahead, we will maintain our emphasis on high levels of liquidity and very short duration in anticipation of a rate hike in December 2017 and to see what tax reform proposals will be adopted by Congress, and determine what impact — if any — such reforms may have on municipal yields.

(1)  Source for SIFMA Index data: Bloomberg LP. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

(2)  Source for fund flows: iMoneynet, Informa Business Intelligence Inc.

2017 Annual Report

October 31, 2017

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.9%)
Weekly Variable Rate Bonds (66.0%)
Austin, TX, Water & Wastewater System Ser 2008
0.93%, 5/15/31	$2,700	$2,700
Colorado Springs, CO,
Utilities System Sub Lien Ser 2005 A
0.96%, 11/1/35	2,000	2,000
Utilities System Sub Lien Ser 2008 A
0.95%, 11/1/38	5,000	5,000
Columbia, SC, Waterworks & Sewer System Ser 2009
0.92%, 2/1/38	2,100	2,100
Delaware Health Facilities Authority, Christiana Care Health Services Ser 2010 B
0.93%, 10/1/40	6,000	6,000
District of Columbia, The Pew Charitable Trusts Ser 2008 A
0.92%, 4/1/38	7,400	7,400
District of Columbia Water & Sewer Authority, Public Utility SE
0.91%, 10/1/50	2,160	2,160
Gainesville, FL, Utilities System 2012 Ser B
0.95%, 10/1/42	6,800	6,800
Houston, TX,
Combined Utility System First Lien Ser 2004 B-2
0.93%, 5/15/34	2,000	2,000
Combined Utility System First Lien Ser 2004 B-5
0.93%, 5/15/34	2,800	2,800
Massachusetts Department of Transportation,
Metropolitan Highway System Contract Assistance Ser 2010 A-3
0.92%, 1/1/39	3,000	3,000
Metropolitan Highway System Contract Assistance Ser 2010 A-6
0.93%, 1/1/39	3,000	3,000
Massachusetts Water Resources Authority,
Gen Ser 2008 A-3
0.92%, 8/1/37	1,800	1,800
Multi-Modal Sub 1999 Ser B
0.93%, 8/1/28	3,000	3,000
Metropolitan Transportation Authority, NY,
Ser 2005 E Subser E-2
0.92%, 11/1/35	2,400	2,400
Transportation Ser 2005 E Subser E-3
0.92%, 11/1/35	5,000	5,000
Metropolitan Washington Airports Authority, Airport System Subser 2010 C-2
0.91%, 10/1/39	4,045	4,045
Missouri Health & Educational Facilities Authority, BJC Health System Ser 2005 B
0.92%, 5/15/34	4,300	4,300
	Face Amount (000)	Value (000)
Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 A
0.94%, 11/15/25	$1,300	$1,300
New York State Energy Research & Development Authority Facilities, Consolidated Edison Co., Ser 2005 Subser A-2
0.92%, 5/1/39	7,400	7,400
North Texas Tollway Authority, TX, Ser 2009 D
0.92%, 1/1/49	1,600	1,600
Ohio State University, General Receipts Ser 2010 E
0.88%, 6/1/35	1,000	1,000
Orlando Utilities Commission, FL, Utility System Ser 2015 B
0.92%, 10/1/39	4,800	4,800
Texas Transportation Commission, Mobility Fund Ser 2006 B
0.90%, 4/1/36	1,500	1,500
State Highway Fund First Tier Revenue Bonds, Ser 2014 B-1
0.94%, 4/1/32	2,000	2,000
Triborough Bridge & Tunnel Authority, NY, Ser 2002 F
0.93%, 11/1/32	5,200	5,200
Utah State, Associated Municipal Power Systems, Horse Butte Wind Project, Variable Rate Demand Revenue Bonds, Series 2012 B
0.91%, 9/1/32	5,300	5,300
Utah Water Finance Agency, Ser 2008 B
0.94%, 10/1/37	6,345	6,345
Washington Suburban Sanitary District, MD, 2015 Ser B-3 BANs
0.94%, 6/1/237,000		7,000
		108,950
Daily Variable Rate Bonds (29.9%)
East Baton Rouge Parish, LA, Exxon Mobil Corporation Ser 2010 B
0.90%, 12/1/40	7,400	7,400
Harris County Cultural Education Facilities Financing Corporation, TX, Methodist Hospital System Ser 2008 C-1
0.92%, 12/1/24	3,000	3,000
JP Morgan Chase & Co., NY, Battery Park City Authority Junior Ser C PUTTERs Ser 5012
0.96%, 11/1/19 (a)	7,400	7,400
Mississippi Business Finance Corporation, Chevron USA Ser 2010 G
0.90%, 11/1/35	7,000	7,000
Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 D-1
0.94%, 11/15/17	2,800	2,800
New York City Municipal Water Finance Authority, NY, Water & Sewer System Fiscal 2008 Ser B-3
0.91%, 6/15/25	1,900	1,900
Water & Sewer System Fiscal 2014 Subser AA-5
0.93%, 6/15/48	5,200	5,200

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Daily Variable Rate Bonds (cont'd)
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2010 Ser G Subser G-5
0.91%, 5/1/34	$7,300	$7,300
New York City, NY, Fiscal 2008 Ser J Subser J-3
0.91%, 8/1/237,400		7,400
		49,400
Commercial Paper (3.7%)
Boston Water & Sewer Commission, MA, Ser 2015 A BANs
0.96%, 1/3/18	1,000	1,000
Delaware Health Facilities Authority, Christiana Care Health Services Ser 2010 C
0.97%, 11/6/17	1,000	1,000
Houston, TX, Ser G-2
0.98%, 11/21/17	1,000	1,000
Montgomery County, MD, 2010 Ser B BANs
0.94%, 11/9/17	1,000	1,000
San Antonio, TX, Electric & Gas Systems Ser B
0.98%, 12/4/17	1,000	1,000
University of California Regents, Ser 1999 A
0.96%, 12/4/171,000		1,000
		6,000
Municipal Bonds & Notes (0.3%)
Columbia, SC, Waterworks & Sewer System Ser 2011 A
3.00%, 2/1/18	120	120
King County, WA, Limited Tax General Obligation Bond Anticipation Notes
4.13%, 1/1/18	125	126
San Antonio, TX, Electric & Gas Systems Refunding Bonds, Ser 20
5.00%, 2/1/18	100	101
Washington State, Ser 2017 D
5.00%, 2/1/18100		101
		448
Total Investments (99.9%) (Cost $164,798) (b)		164,798
Other Assets in Excess of Liabilities (0.1%)		236
Net Assets (100.0%)		$165,034

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

BANs  Bond Anticipation Notes.

PUTTERs  Puttable Tax-Exempt Receipts.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	66.1%
Daily Variable Rate Bonds	30.0
Other*	3.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
New York	$53,300	32.3%
Texas	17,701	10.7
Massachusetts	11,800	7.2
Utah	11,645	7.1
Florida	11,600	7.0
District of Columbia	9,560	5.8
Maryland	8,000	4.9
Louisiana	7,400	4.5
Colorado	7,000	4.2
Delaware	7,000	4.2
Mississippi	7,000	4.2
Missouri	4,300	2.6
Washington	4,272	2.6
South Carolina	2,220	1.4
California	1,000	0.6
Ohio	1,000	0.6
	$164,798	99.9%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)	Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$638,787		$4,618,997		$44,131,459	$19,659,732
Total Investments in Securities, at Value(1)	638,820		4,619,422		44,131,459	19,659,732
Cash	541		727		342,967	11,423
Interest Receivable	316		2,612		20,353	9,894
Other Assets	196		781		1,184	610
Total Assets	639,873		4,623,542		44,495,963	19,681,659
Liabilities:
Dividends Payable	103		1,884		22,043	39
Payable for Custodian Fees	29		67		633	270
Payable for Advisory Fees	1		277		4,724	1,940
Payable for Professional Fees	21		20		27	21
Payable for Administration Fees	7		203		1,988	771
Payable for Portfolio Shares Redeemed	45		53		278	5
Payable for Transfer Agency Fees	27		51		33	4
Payable for Investments Purchased	—		—		—	1,813,698
Payable for Administration Plan Fees — Institutional Select Class	—	@	—	@	83	—	@
Payable for Administration Plan Fees — Investor Class	—		—		6	—	@
Payable for Administration Plan Fees — Administrative Class	—		—		22	—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—	@	247	8
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—		325	3,832
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	2		2		4	—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—		—		— @	—
Other Liabilities	137		713		897	131
Total Liabilities	372		3,270		31,310	1,820,719
Net Assets	$639,501		$4,620,272		$44,464,653	$17,860,940
Net Assets Consist Of:
Paid-in-Capital	$639,398		$4,619,726		$44,465,296	$17,860,764
Accumulated Undistributed Net Investment Income (Loss)	70		(111)		(84)	11
Accumulated Net Realized Gain (Loss)	—		232		(559)	165
Unrealized Appreciation (Depreciation) on: Investments	33		425		—	—
Net Assets	$639,501		$4,620,272		$44,464,653	$17,860,940
(1) Including: Repurchase Agreements, at Value	$185,000		$1,244,000		$30,381,035	$3,835,000

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$621,369	$4,605,363	$40,080,925	$52,889
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	621,132,759	4,603,101,868	40,080,994,759	52,875,633
Net Asset Value, Offering and Redemption Price Per Share	$1.0004	$1.0005	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$50	$50	$1,990,491	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	50,001	1,990,492,950	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.0002	$1.0000	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$79,317	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	79,318,273	50,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$169,710	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	169,711,349	50,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$52	$50	$1,195,962	$39,676
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	52,191	50,001	1,195,984,745	39,676,644
Net Asset Value, Offering and Redemption Price Per Share	$1.0006	$1.0000	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$50	$—	$919,665	$17,766,128
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	—	919,662,969	17,765,940,392
Net Asset Value, Offering and Redemption Price Per Share	$1.0002	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$17,980	$14,809	$28,533	$2,097
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	17,977,788	14,804,430	28,532,858	2,096,391
Net Asset Value, Offering and Redemption Price Per Share	$1.0001	$1.0003	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$13,786,391		$20,702,224		$164,798
Total Investments in Securities, at Value(1)	13,786,391		20,702,224		164,798
Cash	100,501		—		75
Interest Receivable	3,609		35,915		137
Receivable for Investments Sold	—		2,898,352		—
Due from Adviser	—		—		44
Other Assets	565		434		115
Total Assets	13,891,066		23,636,925		165,169
Liabilities:
Dividends Payable	7,157		6,729		16
Bank Overdraft	—		1,216		—
Payable for Custodian Fees	193		242		6
Payable for Advisory Fees	1,666		2,204		—
Payable for Professional Fees	22		24		21
Payable for Administration Fees	641		796		—
Payable for Portfolio Shares Redeemed	26		154		6
Payable for Transfer Agency Fees	15		18		26
Payable for Investments Purchased	—		5,078,737		—
Payable for Administration Plan Fees — Institutional Select Class	14		10		— @
Payable for Administration Plan Fees — Investor Class	2		5		—
Payable for Administration Plan Fees — Administrative Class	1		—	@	—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	111		—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	212		—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	7		11		3
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—	@	—	@	—
Other Liabilities	425		263		57
Total Liabilities	10,492		5,090,409		135
Net Assets	$13,880,574		$18,546,516		$165,034
Net Assets Consist Of:
Paid-in-Capital	$13,880,612		$18,546,603		$165,110
Accumulated Undistributed Net Investment Income (Loss)	140		63		(59)
Accumulated Net Realized Loss	(178)		(150)		(17)
Net Assets	$13,880,574		$18,546,516		$165,034
(1) Including: Repurchase Agreements, at Value	$9,292,263		$—		$—

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$12,423,969	$18,160,353	$144,208
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	12,423,837,877	18,160,410,133	144,205,241
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INSTITUTIONAL SELECT CLASS:
Net Assets	$316,164	$239,841	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	316,166,508	239,843,929	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INVESTOR CLASS:
Net Assets	$26,243	$63,180	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	26,242,830	63,180,174	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$4,340	$127	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	4,339,782	126,792	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$578,488	$1,806	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	578,485,102	1,805,557	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$484,458	$307	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	484,457,504	307,150	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$46,862	$80,852	$20,776
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	46,858,067	80,854,472	20,774,687
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
SELECT CLASS:
Net Assets	$50	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$5,265		$41,241	$410,601	$166,255
Expenses:
Advisory Fees (Note B)	682		5,131	76,104	32,182
Administration Fees (Note C)	227		1,710	25,368	10,727
Registration and Filing Fees	129		141	825	1,575
Custodian Fees (Note F)	44		87	1,413	703
Administration Plan Fees — Institutional Select Class (Note D)	—	@	6	810	—	@
Administration Plan Fees — Investor Class (Note D)	—		—	67	—	@
Administration Plan Fees — Administrative Class (Note D)	—		—	397	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	— @	2,982	28
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—	813	106,755
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	41		29	115	4
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	— @	—
Trustees' Fees and Expenses	24		74	1,249	551
Professional Fees	115		113	122	115
Pricing Fees	33		65	36	22
Transfer Agency Fees (Note E)	119		244	272	25
Shareholder Reporting Fees	9		14	93	71
Other Expenses	75		155	727	292
Total Expenses	1,498		7,769	111,393	153,050
Waiver of Advisory Fees (Note B)	(682)		(3,564)	(16,615)	(3,940)
Waiver of Administration Fees (Note C)	(202)		(124)	—	—
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—		—	—	(—	@)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—		—	(1)	(54,826)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	(— @)	—
Expenses Reimbursed by Adviser (Note B)	(97)		(6)	—	—
Net Expenses	517		4,075	94,777	94,284
Net Investment Income	4,748		37,166	315,824	71,971
Realized Gain (Loss):
Investments Sold	30		217	(264)	164
Change in Unrealized Appreciation (Depreciation):
Investments	20		388	—	—
Net Increase in Net Assets Resulting from Operations	$4,798		$37,771	$315,560	$72,135

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Investment Income:
Interest	$130,403	$149,480		$1,129
Expenses:
Advisory Fees (Note B)	24,796	28,894		221
Administration Fees (Note C)	8,265	9,631		74
Registration and Filing Fees	242	372		114
Custodian Fees (Note F)	426	493		11
Administration Plan Fees — Institutional Select Class (Note D)	152	127		— @
Administration Plan Fees — Investor Class (Note D)	18	67		—
Administration Plan Fees — Administrative Class (Note D)	5	—	@	—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,399	26		—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	507	2		—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	96	147		40
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	—	@	—
Trustees' Fees and Expenses	432	469		8
Professional Fees	117	125		110
Pricing Fees	15	14		31
Transfer Agency Fees (Note E)	116	148		120
Shareholder Reporting Fees	30	36		6
Other Expenses	316	311		61
Total Expenses	36,932	40,862		796
Waiver of Advisory Fees (Note B)	(4,486)	(4,584)		(221)
Waiver of Administration Fees (Note C)	—	—		(72)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(8)	(2)		—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(2)	(—	@)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	(— @)	(—	@)	—
Expenses Reimbursed by Adviser (Note B)	—	—		(198)
Net Expenses	32,436	36,276		305
Net Investment Income	97,967	113,204		824
Realized Gain (Loss):
Investments Sold	(185)	(154)		3
Net Increase in Net Assets Resulting from Operations	$97,782	$113,050		$827

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,748	$16,103	$37,166	$54,697
Net Realized Gain	30	268	217	1,140
Net Change in Unrealized Appreciation	20	13	388	37
Net Increase in Net Assets Resulting from Operations	4,798	16,384	37,771	55,874
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(4,516)	(15,690)	(36,918)	(54,632)
Institutional Select Class:
Net Investment Income	(1)	(493)	(84)	(405)
Investor Class:
Net Investment Income	—	(1)	—	(361)
Administrative Class:
Net Investment Income	—	(5)	—	(— @)
Advisory Class:
Net Investment Income	(— @)	(18)	(— @)	(267)
Participant Class:
Net Investment Income	(— @)	(— @)	—	(1)
Cash Management Class:
Net Investment Income	(231)	(79)	(164)	(70)
Total Distributions	(4,748)	(16,286)	(37,166)	(55,736)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	1,901,249	25,809,568	23,527,509	252,911,521
Distributions Reinvested	3,815	9,174	21,031	20,543
Redeemed	(1,733,866)	(28,752,472)	(20,816,446)	(269,706,272)
Institutional Select Class:
Subscribed	— @	9,874,900	50,049	645,542
Distributions Reinvested	—	25	46	263
Redeemed	(— @)	(9,874,925)	(60,087)	(873,506)
Investor Class:
Subscribed	—	6,024	—	53,229
Distributions Reinvested	—	1	—	357
Redeemed	—	(6,181)	—	(192,265)
Administrative Class:
Distributions Reinvested	—	5	—	—
Redeemed	—	(2,316)	—	(70)
Advisory Class:
Subscribed	50	73,465	995	1,749,787
Distributions Reinvested	— @	— @	—	131
Redeemed	—	(73,955)	(5,417)	(1,975,037)
Participant Class:
Subscribed	—	6,387	—	2,895
Distributions Reinvested	—	—	—	1
Redeemed	(3)	(6,954)	—	(6,046)
Cash Management Class:
Subscribed	24,372	48,173	13,150	109,581
Distributions Reinvested	224	77	161	64
Redeemed	(36,276)	(42,067)	(17,670)	(113,855)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	159,565	(2,931,071)	2,713,321	(17,373,137)
Total Increase (Decrease) in Net Assets	159,615	(2,930,973)	2,713,926	(17,372,999)
Net Assets:
Beginning of Period	479,886	3,410,859	1,906,346	19,279,345
End of Period	$639,501	$479,886	$4,620,272	$1,906,346
Accumulated Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$70	$40	$(111)	$(96)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,900,523	25,809,533	23,516,762	252,911,118
Shares Issued on Distributions Reinvested	3,813	9,174	21,021	20,543
Shares Redeemed	(1,733,231)	(28,752,400)	(20,806,966)	(269,705,585)
Net Increase (Decrease) in Institutional Class Shares Outstanding	171,105	(2,933,693)	2,730,817	(16,773,924)
Institutional Select Class:
Shares Subscribed	— @@	9,874,900	50,025	645,542
Shares Issued on Distributions Reinvested	—	25	46	263
Shares Redeemed	(— @@)	(9,874,925)	(60,051)	(873,506)
Net Decrease in Institutional Select Class Shares Outstanding	—	—	(9,980)	(227,701)
Investor Class:
Shares Subscribed	—	6,024	—	53,229
Shares Issued on Distributions Reinvested	—	1	—	357
Shares Redeemed	—	(6,181)	—	(192,265)
Net Decrease in Investor Class Shares Outstanding	—	(156)	—	(138,679)
Administrative Class:
Shares Issued on Distributions Reinvested	—	5	—	—
Shares Redeemed	—	(2,316)	—	(70)
Net Decrease in Administrative Class Shares Outstanding	—	(2,311)	—	(70)
Advisory Class:
Shares Subscribed	50	73,465	996	1,749,787
Shares Issued on Distributions Reinvested	— @@	— @@	—	131
Shares Redeemed	—	(73,955)	(5,417)	(1,975,037)
Net Increase (Decrease) in Advisory Class Shares Outstanding	50	(490)	(4,421)	(225,119)
Participant Class:
Shares Subscribed	—	6,387	—	2,895
Shares Issued on Distributions Reinvested	—	—	—	1
Shares Redeemed	(3)	(6,954)	—	(6,046)
Net Decrease in Participant Class Shares Outstanding	(3)	(567)	—	(3,150)
Cash Management Class:
Shares Subscribed	24,370	48,173	13,146	109,581
Shares Issued on Distributions Reinvested	224	77	161	64
Shares Redeemed	(36,271)	(42,067)	(17,667)	(113,855)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(11,677)	6,183	(4,360)	(4,210)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$315,824	$89,185	$71,971	$1,115
Net Realized Gain (Loss)	(264)	(323)	164	23
Net Increase in Net Assets Resulting from Operations	315,560	88,862	72,135	1,138
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(298,807)	(86,596)	(486)	(35)
Institutional Select Class:
Net Investment Income	(9,618)	(2,109)	(— @)	(— @)
Investor Class:
Net Investment Income	(376)	(52)	(— @)	(— @)
Administrative Class:
Net Investment Income	(1,227)	(7)	(— @)	(— @)
Advisory Class:
Net Investment Income	(4,828)	(310)	(72)	(— @)
Participant Class:
Net Investment Income	(660)	(— @)	(71,403)	(1,079)
Cash Management Class:
Net Investment Income	(308)	(111)	(10)	(1)
Select Class:
Net Investment Income	(— @)	(— @)	—	—
Total Distributions	(315,824)	(89,185)	(71,971)	(1,115)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	623,480,818	504,665,796	1,502,735	742,580
Distributions Reinvested	114,503	30,492	222	26
Redeemed	(633,397,182)	(493,458,817)	(1,515,860)	(698,129)
Institutional Select Class:
Subscribed	11,923,724	7,347,801	—	2,097
Distributions Reinvested	1,736	449	—	— @
Redeemed	(11,555,854)	(6,283,393)	—	(2,097)
Investor Class:
Subscribed	434,968	61,601	—	—
Distributions Reinvested	376	52	—	—
Redeemed	(395,608)	(64,293)	—	—
Administrative Class:
Subscribed	2,335,592	175,289	—	—
Distributions Reinvested	1,063	7	—	—
Redeemed	(2,190,830)	(151,905)	—	—
Advisory Class:
Subscribed	3,505,541	3,899,326	105,185	—
Distributions Reinvested	390	8	—	—
Redeemed	(3,462,372)	(4,919,113)	(65,558)	—
Participant Class:
Subscribed	1,378,387	1,683	107,869,714	49,534,792
Distributions Reinvested	3	— @	71,561	1,079
Redeemed	(460,460)	—	(113,945,512)	(25,765,744)
Cash Management Class:
Subscribed	86,394	309,671	10,000	11,141
Distributions Reinvested	280	111	10	1
Redeemed	(189,781)	(321,234)	(13,228)	(7,252)
Select Class:
Subscribed	—	50 *	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(8,388,312)	11,293,581	(5,980,731)	23,818,494
Total Increase (Decrease) in Net Assets	(8,388,576)	11,293,258	(5,980,567)	23,818,517
Net Assets:
Beginning of Period	52,853,229	41,559,971	23,841,507	22,990
End of Period	$44,464,653	$52,853,229	$17,860,940	$23,841,507
Accumulated Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$(84)	$(70)	$11	$12

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	623,480,818	504,665,796	1,502,735	742,580
Shares Issued on Distributions Reinvested	114,503	30,492	222	26
Shares Redeemed	(633,397,182)	(493,458,817)	(1,515,860)	(698,129)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(9,801,861)	11,237,471	(12,903)	44,477
Institutional Select Class:
Shares Subscribed	11,923,724	7,347,801	—	2,097
Shares Issued on Distributions Reinvested	1,736	449	—	— @@
Shares Redeemed	(11,555,854)	(6,283,393)	—	(2,097)
Net Increase in Institutional Select Class Shares Outstanding	369,606	1,064,857	—	—
Investor Class:
Shares Subscribed	434,968	61,601	—	—
Shares Issued on Distributions Reinvested	376	52	—	—
Shares Redeemed	(395,608)	(64,293)	—	—
Net Increase (Decrease) in Investor Class Shares Outstanding	39,736	(2,640)	—	—
Administrative Class:
Shares Subscribed	2,335,592	175,289	—	—
Shares Issued on Distributions Reinvested	1,063	7	—	—
Shares Redeemed	(2,190,830)	(151,905)	—	—
Net Increase in Administrative Class Shares Outstanding	145,825	23,391	—	—
Advisory Class:
Shares Subscribed	3,505,541	3,899,326	105,185	—
Shares Issued on Distributions Reinvested	390	8	—	—
Shares Redeemed	(3,462,372)	(4,919,113)	(65,558)	—
Net Increase (Decrease) in Advisory Class Shares Outstanding	43,559	(1,019,779)	39,627	—
Participant Class:
Shares Subscribed	1,378,387	1,683	107,869,714	49,534,792
Shares Issued on Distributions Reinvested	3	— @@	71,561	1,079
Shares Redeemed	(460,460)	—	(113,945,512)	(25,765,744)
Net Increase (Decrease) in Participant Class Shares Outstanding	917,930	1,683	(6,004,237)	23,770,127
Cash Management Class:
Shares Subscribed	86,394	309,671	10,000	11,141
Shares Issued on Distributions Reinvested	280	111	10	1
Shares Redeemed	(189,781)	(321,234)	(13,228)	(7,252)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(103,107)	(11,452)	(3,218)	3,890
Select Class:
Shares Subscribed	—	50 *	—	—

*    For the period March 31, 2016 through October 31, 2016.

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$97,967	$36,178	$113,204	$26,922
Net Realized Gain (Loss)	(185)	308	(154)	135
Net Increase in Net Assets Resulting from Operations	97,782	36,486	113,050	27,057
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(93,222)	(35,520)	(111,087)	(26,615)
Institutional Select Class:
Net Investment Income	(1,754)	(516)	(1,354)	(245)
Investor Class:
Net Investment Income	(103)	(31)	(317)	(36)
Administrative Class:
Net Investment Income	(20)	(1)	(— @)	(— @)
Advisory Class:
Net Investment Income	(2,162)	(74)	(13)	(1)
Participant Class:
Net Investment Income	(402)	(— @)	(1)	(— @)
Cash Management Class:
Net Investment Income	(304)	(36)	(432)	(25)
Select Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Total Distributions	(97,967)	(36,178)	(113,204)	(26,922)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	154,058,421	168,692,528	97,952,384	100,932,420
Distributions Reinvested	34,638	12,691	48,521	11,459
Redeemed	(159,980,614)	(166,727,245)	(99,222,446)	(95,675,738)
Institutional Select Class:
Subscribed	1,374,546	678,370	206,311	174,782
Distributions Reinvested	612	188	1,314	229
Redeemed	(1,328,921)	(848,237)	(245,555)	(1,886,360)
Investor Class:
Subscribed	32,449	57,047	37,111	66,921
Distributions Reinvested	103	30	311	36
Redeemed	(28,028)	(64,705)	(41,249)	—
Administrative Class:
Subscribed	3,891	3,265	94	—
Distributions Reinvested	11	1	—	—
Redeemed	(1,404)	(1,475)	(17)	—
Advisory Class:
Subscribed	3,017,474	1,792,660	124,949	95,871
Distributions Reinvested	72	2	— @	— @
Redeemed	(2,982,902)	(2,244,868)	(176,153)	(54,012)
Participant Class:
Subscribed	602,329	2,831	781	952
Distributions Reinvested	4	— @	1	— @
Redeemed	(120,756)	(130)	(1,164)	(313)
Cash Management Class:
Subscribed	29,712	24,059	83,491	115,344
Distributions Reinvested	296	35	429	25
Redeemed	(45,374)	(17,244)	(102,097)	(94,856)
Select Class:
Subscribed	—	50 *	—	50 *
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,333,441)	1,359,853	(1,332,984)	3,686,810
Total Increase (Decrease) in Net Assets	(5,333,626)	1,360,161	(1,333,138)	3,686,945
Net Assets:
Beginning of Period	19,214,200	17,854,039	19,879,654	16,192,709
End of Period	$13,880,574	$19,214,200	$18,546,516	$19,879,654
Accumulated Undistributed Net Investment Income Included in End of Period Net Assets	$140	$147	$63	$67
The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	154,058,421	168,692,528	97,952,384	100,932,420
Shares Issued on Distributions Reinvested	34,638	12,691	48,521	11,459
Shares Redeemed	(159,980,614)	(166,727,245)	(99,222,446)	(95,675,738)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(5,887,555)	1,977,974	(1,221,541)	5,268,141
Institutional Select Class:
Shares Subscribed	1,374,546	678,370	206,311	174,782
Shares Issued on Distributions Reinvested	612	188	1,314	229
Shares Redeemed	(1,328,921)	(848,237)	(245,555)	(1,886,360)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	46,237	(169,679)	(37,930)	(1,711,349)
Investor Class:
Shares Subscribed	32,449	57,047	37,111	66,921
Shares Issued on Distributions Reinvested	103	30	311	36
Shares Redeemed	(28,028)	(64,705)	(41,249)	—
Net Increase (Decrease) in Investor Class Shares Outstanding	4,524	(7,628)	(3,827)	66,957
Administrative Class:
Shares Subscribed	3,891	3,265	94	—
Shares Issued on Distributions Reinvested	11	1	—	—
Shares Redeemed	(1,404)	(1,475)	(17)	—
Net Increase in Administrative Class Shares Outstanding	2,498	1,791	77	—
Advisory Class:
Shares Subscribed	3,017,474	1,792,660	124,949	95,871
Shares Issued on Distributions Reinvested	72	2	— @@	— @@
Shares Redeemed	(2,982,902)	(2,244,868)	(176,153)	(54,012)
Net Increase (Decrease) in Advisory Class Shares Outstanding	34,644	(452,206)	(51,204)	41,859
Participant Class:
Shares Subscribed	602,329	2,831	781	952
Shares Issued on Distributions Reinvested	4	— @@	1	— @@
Shares Redeemed	(120,756)	(130)	(1,164)	(313)
Net Increase (Decrease) in Participant Class Shares Outstanding	481,577	2,701	(382)	639
Cash Management Class:
Shares Subscribed	29,712	24,059	83,491	115,344
Shares Issued on Distributions Reinvested	296	35	429	25
Shares Redeemed	(45,374)	(17,244)	(102,097)	(94,856)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(15,366)	6,850	(18,177)	20,513
Select Class:
Shares Subscribed	—	50 *	—	50 *

*    For the period March 31, 2016 through October 31, 2016.

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$824	$146
Net Realized Gain (Loss)	3	(1)
Net Increase in Net Assets Resulting from Operations	827	145
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(715)	(147)
Paid-in-Capital	—	(64)
Institutional Select Class:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	—	(— @)
Investor Class:
Net Investment Income	—	(— @)
Paid-in-Capital	—	(— @)
Administrative Class:
Net Investment Income	—	(— @)
Paid-in-Capital	—	(— @)
Advisory Class:
Net Investment Income	—	(5)
Paid-in-Capital	—	(11)
Participant Class:
Net Investment Income	—	(2)
Paid-in-Capital	—	(4)
Cash Management Class:
Net Investment Income	(109)	(46)
Paid-in-Capital	—	(47)
Total Distributions	(824)	(326)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	257,560	399,074
Distributions Reinvested	568	119
Redeemed	(173,195)	(437,492)
Investor Class:
Distributions Reinvested	—	— @
Redeemed	—	(54)
Administrative Class:
Distributions Reinvested	—	— @
Redeemed	—	(50)
Advisory Class:
Subscribed	—	1,844
Distributions Reinvested	—	16
Redeemed	(— @)	(8,516)
Participant Class:
Subscribed	—	1,030
Distributions Reinvested	—	6
Redeemed	—	(3,647)
Cash Management Class:
Subscribed	5,939	21,772
Distributions Reinvested	107	92
Redeemed	(15,965)	(17,025)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	75,014	(42,831)
Total Increase (Decrease) in Net Assets	75,017	(43,012)
Net Assets:
Beginning of Period	90,017	133,029
End of Period	$165,034	$90,017
Accumulated Net Investment Loss Included in End of Period Net Assets	$(59)	$(58)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31, 2017 (000)	Year Ended October 31, 2016 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	257,560	399,074
Shares Issued on Distributions Reinvested	568	119
Shares Redeemed	(173,195)	(437,492)
Net Increase (Decrease) in Institutional Class Shares Outstanding	84,933	(38,299)
Investor Class:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(54)
Net Decrease in Investor Class Shares Outstanding	—	(54)
Administrative Class:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(50)
Net Decrease in Administrative Class Shares Outstanding	—	(50)
Advisory Class:
Shares Subscribed	—	1,844
Shares Issued on Distributions Reinvested	—	16
Shares Redeemed	(— @@)	(8,516)
Net Decrease in Advisory Class Shares Outstanding	(— @@)	(6,656)
Participant Class:
Shares Subscribed	—	1,030
Shares Issued on Distributions Reinvested	—	6
Shares Redeemed	—	(3,647)
Net Decrease in Participant Class Shares Outstanding	—	(2,611)
Cash Management Class:
Shares Subscribed	5,939	21,772
Shares Issued on Distributions Reinvested	107	92
Shares Redeemed	(15,965)	(17,025)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(9,919)	4,839

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Institutional Class
Year Ended 10/31/17	$1.0002	$0.0105	(2)	$(0.0001	)(3)	$(0.0102)		$1.0004	1.05%
Year Ended 10/31/16(1)	1.0000	0.0041	(2)	0.0002	(3)	(0.0041)		1.0002	0.43%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Year Ended 10/31/14	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/13	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Institutional Select Class
Year Ended 10/31/17	$1.0000	$0.0100	(2)	$(0.0001	)(3)	$(0.0097)		$1.0002	1.00%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0000	(3)	(0.0036)		1.0000	0.36%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.09%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.05%
Advisory Class
Year Ended 10/31/17	$1.0004	$0.0080	(2)	$0.0001	(3)	$(0.0079)		$1.0006	0.81%
Year Ended 10/31/16(1)	1.0000	0.0017	(2)	0.0004	(3)	(0.0017)		1.0004	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/17	$1.0000	$0.0055	(2)	$(0.0001	)(3)	$(0.0052)		$1.0002	0.55%
Year Ended 10/31/16(1)	1.0000	0.0002	(2)(3)	0.0000	(3)	(0.0002	)(3)	1.0000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/17	$1.0000	$0.0090	(2)	$(0.0002	)(3)	$(0.0087)		$1.0001	0.89%
Year Ended 10/31/16(1)	1.0000	0.0026	(2)	0.0000	(3)	(0.0026)		1.0000	0.26%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Institutional Class
Year Ended 10/31/17	$621,369	0.10%		0.32%	1.06%		0.84%
Year Ended 10/31/16(1)	450,127	0.12%		0.22%	0.41%		0.31%
Year Ended 10/31/15	3,383,757	0.13%		0.22%	0.14%		0.05%
Year Ended 10/31/14	2,215,637	0.17%		0.22%	0.06%		0.01%
Year Ended 10/31/13	2,487,337	0.16%		0.22%	0.11%		0.05%
Institutional Select Class
Year Ended 10/31/17	$50	0.15	%(4)	0.37%	1.01%		0.79%
Year Ended 10/31/16(1)	50	0.17	%(4)	0.27%	0.36%		0.26%
Year Ended 10/31/15	50	0.18	%(4)	0.27%	0.09%		0.00	%(5)
Year Ended 10/31/14	50	0.21	%(4)	0.27%	0.02%		(0.04)%
Year Ended 10/31/13	100	0.21%		0.27%	0.06%		0.00	%(5)
Advisory Class
Year Ended 10/31/17	$52	0.35	%(4)	0.57%	0.81%		0.59%
Year Ended 10/31/16(1)	2	0.37	%(4)	0.47%	0.16%		0.06%
Year Ended 10/31/15	493	0.26	%(4)	0.47%	0.01%		(0.20)%
Year Ended 10/31/14	437	0.22	%(4)	0.47%	0.01%		(0.24)%
Year Ended 10/31/13	2,252	0.25	%(4)	0.47%	0.02%		(0.20)%
Participant Class
Year Ended 10/31/17	$50	0.60	%(4)	0.82%	0.56%		0.34%
Year Ended 10/31/16(1)	53	0.53	%(4)	0.72%	0.00	%(5)	(0.19)%
Year Ended 10/31/15	620	0.26	%(4)	0.72%	0.01%		(0.45)%
Year Ended 10/31/14	1,981	0.22	%(4)	0.72%	0.01%		(0.49)%
Year Ended 10/31/13	4,555	0.24	%(4)	0.72%	0.03%		(0.45)%
Cash Management Class
Year Ended 10/31/17	$17,980	0.25	%(4)	0.47%	0.91%		0.69%
Year Ended 10/31/16(1)	29,654	0.27	%(4)	0.37%	0.26%		0.16%
Year Ended 10/31/15	23,473	0.26	%(4)	0.37%	0.01%		(0.10)%
Year Ended 10/31/14	28,575	0.22	%(4)	0.37%	0.01%		(0.14)%
Year Ended 10/31/13	29,850	0.27	%(4)	0.37%	0.00	%(5)	(0.10)%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/17	$1.0002	$0.0109	(2)	$(0.0005	)(3)	$(0.0101)		$1.0005	1.05%
Year Ended 10/31/16(1)	1.0000	0.0036	(2)	0.0002	(3)	(0.0036)		1.0002	0.38%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.07%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/13	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.09%
Institutional Select Class
Year Ended 10/31/17	$1.0005	$0.0104	(2)	$(0.0033)		$(0.0076)		$1.0000	0.71%
Year Ended 10/31/16(1)	1.0000	0.0031	(2)	0.0005	(3)	(0.0031)		1.0005	0.36%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Advisory Class
Year Ended 10/31/17	$1.0000	$0.0086	(2)	$(0.0038)		$(0.0048)		$1.0000	0.49%
Year Ended 10/31/16(1)	1.0000	0.0013	(2)	0.0000	(3)	(0.0013)		1.0000	0.13%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/17	$1.0000	$0.0094	(2)	$(0.0005	)(3)	$(0.0086)		$1.0003	0.90%
Year Ended 10/31/16(1)	1.0000	0.0022	(2)	0.0000	(3)	(0.0022)		1.0000	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/17	$4,605,363	0.12%		0.23%	1.09%	0.98%
Year Ended 10/31/16(1)	1,872,676	0.18%		0.21%	0.34%	0.31%
Year Ended 10/31/15	18,646,743	0.18%		0.21%	0.07%	0.04%
Year Ended 10/31/14	20,114,751	0.17%		0.21%	0.04%	0.00	%(5)
Year Ended 10/31/13	25,176,395	0.16%		0.21%	0.09%	0.04%
Institutional Select Class
Year Ended 10/31/17	$50	0.17	%(4)	0.28%	1.04%	0.93%
Year Ended 10/31/16(1)	10,036	0.23	%(4)	0.26%	0.29%	0.26%
Year Ended 10/31/15	237,736	0.20	%(4)	0.26%	0.05%	(0.01)%
Year Ended 10/31/14	704,917	0.18	%(4)	0.26%	0.03%	(0.05)%
Year Ended 10/31/13	225,497	0.21%		0.26%	0.04%	(0.01)%
Advisory Class
Year Ended 10/31/17	$50	0.37	%(4)	0.48%	0.84%	0.73%
Year Ended 10/31/16(1)	4,471	0.41	%(4)	0.46%	0.11%	0.06%
Year Ended 10/31/15	229,592	0.22	%(4)	0.46%	0.03%	(0.21)%
Year Ended 10/31/14	150,947	0.19	%(4)	0.46%	0.02%	(0.25)%
Year Ended 10/31/13	32,791	0.22	%(4)	0.46%	0.03%	(0.21)%
Cash Management Class
Year Ended 10/31/17	$14,809	0.27	%(4)	0.38%	0.94%	0.83%
Year Ended 10/31/16(1)	19,163	0.32	%(4)	0.36%	0.20%	0.16%
Year Ended 10/31/15	23,375	0.22	%(4)	0.36%	0.03%	(0.11)%
Year Ended 10/31/14	8,288	0.20	%(4)	0.36%	0.01%	(0.15)%
Year Ended 10/31/13	1,830	0.24	%(4)	0.36%	0.01%	(0.11)%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.001		$(0.007)		$1.000	0.65%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.23%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Institutional Select Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.000	(3)	$(0.006)		$1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.18%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Investor Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.001		$(0.006)		$1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Administrative Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Advisory Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$0.000	(3)	$(0.004)		$1.000	0.40%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Participant Class
Year Ended 10/31/17	$1.000	$0.001	(2)	$0.001		$(0.002)		$1.000	0.19%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Cash Management Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Select Class
Year Ended 10/31/17	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.01	%(8)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/17	$40,080,925	0.18%		0.21%		0.63%		0.60%
Year Ended 10/31/16(1)	49,883,028	0.17%		0.21%		0.22%		0.18%
Year Ended 10/31/15	38,645,857	0.08%		0.21%		0.04%		(0.09)%
Year Ended 10/31/14	29,191,916	0.04%		0.21%		0.04%		(0.13)%
Year Ended 10/31/13	21,692,448	0.08%		0.21%		0.04%		(0.09)%
Institutional Select Class
Year Ended 10/31/17	$1,990,491	0.23	%(4)	0.26%		0.58%		0.55%
Year Ended 10/31/16(1)	1,620,891	0.22	%(4)	0.26%		0.17%		0.13%
Year Ended 10/31/15	556,034	0.08	%(4)	0.26%		0.04%		(0.14)%
Year Ended 10/31/14	744,944	0.04	%(4)	0.26%		0.04%		(0.18)%
Year Ended 10/31/13	270,517	0.08	%(4)	0.26%		0.04%		(0.14)%
Investor Class
Year Ended 10/31/17	$79,317	0.28	%(4)	0.31%		0.53%		0.50%
Year Ended 10/31/16(1)	39,589	0.26	%(4)	0.31%		0.13%		0.08%
Year Ended 10/31/15	42,230	0.08	%(4)	0.31%		0.04%		(0.19)%
Year Ended 10/31/14	65,642	0.04	%(4)	0.31%		0.04%		(0.23)%
Year Ended 10/31/13	50,578	0.08	%(4)	0.31%		0.04%		(0.19)%
Administrative Class
Year Ended 10/31/17	$169,710	0.33	%(4)	0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	23,887	0.32	%(4)	0.36%		0.07%		0.03%
Year Ended 10/31/15	497	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/14	17,251	0.04	%(4)	0.36%		0.04%		(0.28)%
Year Ended 10/31/13	17,298	0.08	%(4)	0.36%		0.04%		(0.24)%
Advisory Class
Year Ended 10/31/17	$1,195,962	0.43	%(4)	0.46%		0.38%		0.35%
Year Ended 10/31/16(1)	1,152,411	0.35	%(4)	0.46%		0.04%		(0.07)%
Year Ended 10/31/15	2,172,211	0.08	%(4)	0.46%		0.04%		(0.34)%
Year Ended 10/31/14	1,032,529	0.04	%(4)	0.46%		0.04%		(0.38)%
Year Ended 10/31/13	305,971	0.08	%(4)	0.46%		0.04%		(0.34)%
Participant Class
Year Ended 10/31/17	$919,665	0.68	%(4)	0.71%		0.13%		0.10%
Year Ended 10/31/16(1)	1,733	0.43	%(4)	0.71%		(0.04)%		(0.32)%
Year Ended 10/31/15	50	0.08	%(4)	0.71%		0.04%		(0.59)%
Year Ended 10/31/14	50	0.04	%(4)	0.71%		0.04%		(0.63)%
Year Ended 10/31/13	100	0.08	%(4)	0.71%		0.04%		(0.59)%
Cash Management Class
Year Ended 10/31/17	$28,533	0.33	%(4)	0.36%		0.48%		0.45%
Year Ended 10/31/16(1)	131,640	0.30	%(4)	0.36%		0.09%		0.03%
Year Ended 10/31/15	143,092	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/14	160,921	0.04	%(4)	0.36%		0.04%		(0.28)%
Year Ended 10/31/13	52,948	0.08	%(4)	0.36%		0.04%		(0.24)%
Select Class
Year Ended 10/31/17	$50	0.79	%(4)	1.01%		0.02%		(0.20)%
For the Period Ended 10/31/16(1)	50	0.43	%(4)(9)	1.01	%(9)	(0.04	)%(9)	(0.62	)%(9)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.000	(3)	$(0.006)		$1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.001)		(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.000	(3)	$(0.006)		$1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$0.000	(3)	$(0.004)		$1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$0.000	(3)	$(0.004)		$1.000	0.36%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/17	$52,889	0.20%		0.22%	0.57%	0.55%
Year Ended 10/31/16(1)	65,792	0.18%		0.21%	0.17%	0.14%
Year Ended 10/31/15	21,314	0.05%		0.86%	0.01%	(0.80)%
Year Ended 10/31/14	45,487	0.03%		0.54%	0.01%	(0.50)%
Year Ended 10/31/13	64,687	0.09%		0.34%	0.01%	(0.24)%
Institutional Select Class
Year Ended 10/31/17	$50	0.25	%(4)	0.27%	0.52%	0.50%
Year Ended 10/31/16(1)	50	0.23	%(4)	0.26%	0.12%	0.09%
Year Ended 10/31/15	50	0.05	%(4)	0.91%	0.01%	(0.85)%
Year Ended 10/31/14	50	0.03	%(4)	0.59%	0.01%	(0.55)%
Year Ended 10/31/13	100	0.09	%(4)	0.39%	0.01%	(0.29)%
Investor Class
Year Ended 10/31/17	$50	0.30	%(4)	0.32%	0.47%	0.45%
Year Ended 10/31/16(1)	50	0.27	%(4)	0.31%	0.08%	0.04%
Year Ended 10/31/15	50	0.05	%(4)	0.96%	0.01%	(0.90)%
Year Ended 10/31/14	50	0.03	%(4)	0.64%	0.01%	(0.60)%
Year Ended 10/31/13	100	0.09	%(4)	0.44%	0.01%	(0.34)%
Administrative Class
Year Ended 10/31/17	$50	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	50	0.30	%(4)	0.35%	0.05%	0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	1.01%	0.01%	(0.95)%
Year Ended 10/31/14	50	0.03	%(4)	0.69%	0.01%	(0.65)%
Year Ended 10/31/13	100	0.09	%(4)	0.49%	0.01%	(0.39)%
Advisory Class
Year Ended 10/31/17	$39,676	0.45	%(4)	0.47%	0.32%	0.30%
Year Ended 10/31/16(1)	50	0.31	%(4)	0.46%	0.04%	(0.11)%
Year Ended 10/31/15	50	0.05	%(4)	1.11%	0.01%	(1.05)%
Year Ended 10/31/14	50	0.03	%(4)	0.79%	0.01%	(0.75)%
Year Ended 10/31/13	100	0.09	%(4)	0.59%	0.01%	(0.49)%
Participant Class
Year Ended 10/31/17	$17,766,128	0.44	%(4)	0.72%	0.33%	0.05%
Year Ended 10/31/16(1)	23,770,200	0.34	%(4)	0.71%	0.01%	(0.36)%
Year Ended 10/31/15	50	0.05	%(4)	1.36%	0.01%	(1.30)%
Year Ended 10/31/14	50	0.03	%(4)	1.04%	0.01%	(1.00)%
Year Ended 10/31/13	100	0.09	%(4)	0.84%	0.01%	(0.74)%
Cash Management Class
Year Ended 10/31/17	$2,097	0.35	%(4)	0.37%	0.42%	0.40%
Year Ended 10/31/16(1)	5,315	0.31	%(4)	0.36%	0.04%	(0.01)%
Year Ended 10/31/15	1,426	0.05	%(4)	1.01%	0.01%	(0.95)%
Year Ended 10/31/14	9,177	0.03	%(4)	0.69%	0.01%	(0.65)%
Year Ended 10/31/13	5,911	0.09	%(4)	0.49%	0.01%	(0.39)%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.000	(3)	$(0.006)		$1.000	0.63%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.19%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Institutional Select Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.000	(3)	$(0.006)		$1.000	0.58%
Year Ended 10/31/16(1)	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.15%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Investor Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.53%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Administrative Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Advisory Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$0.000	(3)	$(0.004)		$1.000	0.38%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Participant Class
Year Ended 10/31/17	$1.000	$0.001	(2)	$0.001		$(0.002)		$1.000	0.19%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Cash Management Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.48%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Select Class
Year Ended 10/31/17	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.04%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)
The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/17	$12,423,969	0.18%		0.21%		0.61%		0.58%
Year Ended 10/31/16(1)	18,311,699	0.17%		0.21%		0.19%		0.15%
Year Ended 10/31/15	16,333,431	0.05%		0.21%		0.03%		(0.13)%
Year Ended 10/31/14	16,880,789	0.03%		0.21%		0.03%		(0.15)%
Year Ended 10/31/13	7,979,992	0.07%		0.21%		0.03%		(0.11)%
Institutional Select Class
Year Ended 10/31/17	$316,164	0.23	%(4)	0.26%		0.56%		0.53%
Year Ended 10/31/16(1)	269,931	0.21	%(4)	0.26%		0.15%		0.10%
Year Ended 10/31/15	439,605	0.05	%(4)	0.26%		0.03%		(0.18)%
Year Ended 10/31/14	434,565	0.03	%(4)	0.26%		0.03%		(0.20)%
Year Ended 10/31/13	323,555	0.07	%(4)	0.26%		0.03%		(0.16)%
Investor Class
Year Ended 10/31/17	$26,243	0.28	%(4)	0.31%		0.51%		0.48%
Year Ended 10/31/16(1)	21,719	0.26	%(4)	0.31%		0.10%		0.05%
Year Ended 10/31/15	29,347	0.05	%(4)	0.31%		0.03%		(0.23)%
Year Ended 10/31/14	52,366	0.03	%(4)	0.31%		0.03%		(0.25)%
Year Ended 10/31/13	100	0.07	%(4)	0.31%		0.03%		(0.21)%
Administrative Class
Year Ended 10/31/17	$4,340	0.33	%(4)	0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	1,842	0.32	%(4)	0.36%		0.04%		0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	0.36%		0.03%		(0.28)%
Year Ended 10/31/14	50	0.03	%(4)	0.36%		0.03%		(0.30)%
Year Ended 10/31/13	50	0.07	%(4)	0.36%		0.03%		(0.26)%
Advisory Class
Year Ended 10/31/17	$578,488	0.43	%(4)	0.46%		0.36%		0.33%
Year Ended 10/31/16(1)	543,850	0.35	%(4)	0.46%		0.01%		(0.10)%
Year Ended 10/31/15	996,049	0.05	%(4)	0.46%		0.03%		(0.38)%
Year Ended 10/31/14	762,077	0.03	%(4)	0.46%		0.03%		(0.40)%
Year Ended 10/31/13	287,694	0.07	%(4)	0.46%		0.03%		(0.36)%
Participant Class
Year Ended 10/31/17	$484,458	0.68	%(4)	0.71%		0.11%		0.08%
Year Ended 10/31/16(1)	2,881	0.36	%(4)	0.71%		0.00	%(5)	(0.35)%
Year Ended 10/31/15	180	0.05	%(4)	0.71%		0.03%		(0.63)%
Year Ended 10/31/14	89	0.03	%(4)	0.71%		0.03%		(0.65)%
Year Ended 10/31/13	105	0.07	%(4)	0.71%		0.03%		(0.61)%
Cash Management Class
Year Ended 10/31/17	$46,862	0.33	%(4)	0.36%		0.46%		0.43%
Year Ended 10/31/16(1)	62,228	0.30	%(4)	0.36%		0.06%		0.00	%(5)
Year Ended 10/31/15	55,377	0.05	%(4)	0.36%		0.03%		(0.28)%
Year Ended 10/31/14	89,496	0.03	%(4)	0.36%		0.03%		(0.30)%
Year Ended 10/31/13	104,164	0.07	%(4)	0.36%		0.03%		(0.26)%
Select Class
Year Ended 10/31/17	$50	0.78	%(4)	1.01%		0.01%		(0.22)%
For the Period Ended 10/31/16(1)	50	0.38	%(4)(9)	1.01	%(9)	(0.02	)%(9)	(0.65	)%(9)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/17	$1.000	$0.006	(2)	$0.000	(3)	$(0.006)		$1.000	0.60%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.55%
Year Ended 10/31/16(1)	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/17	$1.000	$0.005	(2)	$0.000	(3)	$(0.005)		$1.000	0.50%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.001		(0.001)		1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$0.000	(3)	$(0.004)		$1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$(0.000	)(3)	$(0.004)		$1.000	0.35%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/17	$1.000	$0.002	(2)	$0.000	(3)	$(0.002)		$1.000	0.16%
Year Ended 10/31/16(1)	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/17	$1.000	$0.004	(2)	$0.000	(3)	$(0.004)		$1.000	0.45%
Year Ended 10/31/16(1)	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Select Class
Year Ended 10/31/17	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.02%
For the Period Ended 10/31/16(1)	1.000	0.001	(2)	(0.001)		(0.000	)(3)	1.000	0.00	%(5)(8)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/17	$18,160,353	0.19%		0.21%		0.59%		0.57%
Year Ended 10/31/16(1)	19,382,045	0.17%		0.21%		0.15%		0.11%
Year Ended 10/31/15	14,113,772	0.02%		0.21%		0.01%		(0.18)%
Year Ended 10/31/14	5,352,337	0.02%		0.21%		0.02%		(0.17)%
Year Ended 10/31/13	3,371,706	0.07%		0.22%		0.01%		(0.14)%
Institutional Select Class
Year Ended 10/31/17	$239,841	0.24	%(4)	0.26%		0.54%		0.52%
Year Ended 10/31/16(1)	277,773	0.21	%(4)	0.26%		0.11%		0.06%
Year Ended 10/31/15	1,989,121	0.02	%(4)	0.26%		0.01%		(0.23)%
Year Ended 10/31/14	143,946	0.02	%(4)	0.26%		0.02%		(0.22)%
Year Ended 10/31/13	1,172	0.07	%(4)	0.27%		0.01%		(0.19)%
Investor Class
Year Ended 10/31/17	$63,180	0.29	%(4)	0.31%		0.49%		0.47%
Year Ended 10/31/16(1)	67,007	0.27	%(4)	0.31%		0.05%		0.01%
Year Ended 10/31/15	50	0.02	%(4)	0.31%		0.01%		(0.28)%
Year Ended 10/31/14	50	0.02	%(4)	0.31%		0.02%		(0.27)%
Year Ended 10/31/13	100	0.07	%(4)	0.32%		0.01%		(0.24)%
Administrative Class
Year Ended 10/31/17	$127	0.34	%(4)	0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	50	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	50	0.02	%(4)	0.36%		0.01%		(0.33)%
Year Ended 10/31/14	50	0.02	%(4)	0.36%		0.02%		(0.32)%
Year Ended 10/31/13	100	0.07	%(4)	0.37%		0.01%		(0.29)%
Advisory Class
Year Ended 10/31/17	$1,806	0.42	%(4)	0.46%		0.36%		0.32%
Year Ended 10/31/16(1)	53,009	0.31	%(4)	0.46%		0.01%		(0.14)%
Year Ended 10/31/15	11,150	0.02	%(4)	0.46%		0.01%		(0.43)%
Year Ended 10/31/14	5,279	0.02	%(4)	0.46%		0.02%		(0.42)%
Year Ended 10/31/13	100	0.07	%(4)	0.47%		0.01%		(0.39)%
Participant Class
Year Ended 10/31/17	$307	0.62	%(4)	0.71%		0.16%		0.07%
Year Ended 10/31/16(1)	689	0.33	%(4)	0.71%		(0.01)%		(0.39)%
Year Ended 10/31/15	50	0.02	%(4)	0.71%		0.01%		(0.68)%
Year Ended 10/31/14	50	0.02	%(4)	0.71%		0.02%		(0.67)%
Year Ended 10/31/13	100	0.07	%(4)	0.72%		0.01%		(0.64)%
Cash Management Class
Year Ended 10/31/17	$80,852	0.34	%(4)	0.36%		0.44%		0.42%
Year Ended 10/31/16(1)	99,031	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	78,516	0.02	%(4)	0.36%		0.01%		(0.33)%
Year Ended 10/31/14	96,708	0.02	%(4)	0.36%		0.02%		(0.32)%
Year Ended 10/31/13	149,890	0.07	%(4)	0.37%		0.01%		(0.29)%
Select Class
Year Ended 10/31/17	$50	0.76	%(4)	1.01%		0.02%		(0.23)%
For the Period Ended 10/31/16(1)	50	0.34	%(4)(9)	1.01	%(9)	(0.02	)%(9)	(0.69	)%(9)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/17	$1.0000	$0.0059	(2)	$(0.0002	)(3)	$(0.0057)		$1.0000	0.57%
Year Ended 10/31/16(1)	1.0000	0.0014	(2)	0.0026		(0.0040	)(7)	1.0000	0.40%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/17	$1.0000	$0.0054	(2)	$(0.0002	)(3)	$(0.0052)		$1.0000	0.52%
Year Ended 10/31/16(1)	1.0000	0.0011	(2)	0.0027		(0.0038	)(7)	1.0000	0.37%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/17	$1.0000	$0.0044	(2)	$(0.0002	)(3)	$(0.0042)		$1.0000	0.42%
Year Ended 10/31/16(1)	1.0000	0.0009	(2)	0.0022		(0.0031	)(7)	1.0000	0.31%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/17	$144,208	0.18	%(4)	0.51%	0.59%		0.26%	—
Year Ended 10/31/16(1)	59,273	0.11	%(4)(6)	0.48%	0.18	%(6)	(0.19)%	0.00	%(5)
Year Ended 10/31/15	97,678	0.04	%(4)(6)	0.38%	0.01	%(6)	(0.33)%	0.00	%(5)
Year Ended 10/31/14	110,401	0.07	%(6)	0.31%	0.01	%(6)	(0.23)%	0.00	%(5)
Year Ended 10/31/13	159,001	0.14	%(6)	0.25%	0.01	%(6)	(0.10)%	0.00	%(5)
Institutional Select Class
Year Ended 10/31/17	$50	0.23	%(4)	0.56%	0.54%		0.21%	—
Year Ended 10/31/16(1)	50	0.14	%(4)(6)	0.53%	0.15	%(6)	(0.24)%	0.00	%(5)
Year Ended 10/31/15	50	0.04	%(4)(6)	0.43%	0.01	%(6)	(0.38)%	0.00	%(5)
Year Ended 10/31/14	50	0.07	%(4)(6)	0.36%	0.01	%(6)	(0.28)%	0.00	%(5)
Year Ended 10/31/13	100	0.14	%(4)(6)	0.30%	0.01	%(6)	(0.15)%	0.00	%(5)
Cash Management Class
Year Ended 10/31/17	$20,776	0.33	%(4)	0.66%	0.44%		0.11%	—
Year Ended 10/31/16(1)	30,694	0.20	%(4)(6)	0.63%	0.09	%(6)	(0.34)%	0.00	%(5)
Year Ended 10/31/15	25,927	0.04	%(4)(6)	0.53%	0.01	%(6)	(0.48)%	0.00	%(5)
Year Ended 10/31/14	38,103	0.07	%(4)(6)	0.46%	0.01	%(6)	(0.38)%	0.00	%(5)
Year Ended 10/31/13	32,704	0.14	%(4)(6)	0.40%	0.01	%(6)	(0.25)%	0.00	%(5)

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Notes to Financial Highlights

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Portfolio. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.0005 per share.

(4)  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Portfolios' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(5)  Amount is less than 0.005%.

(6)  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Includes paid-in-capital distribution of $0.0022.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report

October 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Fund is comprised of seven separate, active, diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to eight different classes of shares for certain Portfolios. Each Portfolio offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class and the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios. The Fund applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2017. In addition, during the month of October 2016, the Participant Class was fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2017. During the month of November 2016, the Advisory Class was fully redeemed from the Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2017. Accordingly, no financial highlights have been presented for these classes.

Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require the Portfolios to have a floating NAV, rounded to the fourth decimal place. In addition, the Portfolios are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of the Portfolios. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow the Portfolios to continue to seek a stable NAV. The Portfolios will not impose a liquidity fee or temporarily suspend redemptions in the event that the Portfolios' weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the prospectuses of the Fund. Generally, the investment objective of the Portfolios is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures, established by and under the general supervision of the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable

2017 Annual Report

October 31, 2017

Notes to Financial Statements (cont'd)

assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Repurchase Agreements: Certain Portfolios may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Fund, takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Portfolios may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Fund's custodian for investment companies advised by the Fund's Adviser. The Portfolio will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Portfolio's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Portfolio and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the

2017 Annual Report

October 31, 2017

Notes to Financial Statements (cont'd)

issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of October 31, 2017.

Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$25,003	$—	$25,003
Commercial Paper	—	46,417	—	46,417
Floating Rate Notes	—	259,400	—	259,400
Repurchase Agreements	—	185,000	—	185,000
Time Deposits	—	123,000	—	123,000
Total Assets	$—	$638,820	$—	$638,820

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$324,531	$—	$324,531
Commercial Paper	—	233,523	—	233,523
Floating Rate Notes	—	1,864,368	—	1,864,368
Repurchase Agreements	—	1,244,000	—	1,244,000
Time Deposits	—	953,000	—	953,000
Total Assets	$—	$4,619,422	$—	$4,619,422

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$30,381,035	$—	$30,381,035
U.S. Agency Securities	—	13,440,170	—	13,440,170
U.S. Treasury Securities	—	310,254	—	310,254
Total Assets	$—	$44,131,459	$—	$44,131,459

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreement	$—	$3,835,000	$—	$3,835,000
U.S. Agency Securities	—	13,327,947	—	13,327,947
U.S. Treasury Securities	—	2,496,785	—	2,496,785
Total Assets	$—	$19,659,732	$—	$19,659,732

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$9,292,263	$—	$9,292,263
U.S. Treasury Securities	—	4,494,128	—	4,494,128
Total Assets	$—	$13,786,391	$—	$13,786,391

Treasury Securities

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$20,702,224	$—	$20,702,224
Total Assets	$—	$20,702,224	$—	$20,702,224

2017 Annual Report

October 31, 2017

Notes to Financial Statements (cont'd)

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$108,950	$—	$108,950
Daily Variable Rate Bonds	—	49,400	—	49,400
Commercial Paper	—	6,000	—	6,000
Municipal Bonds & Notes	—	448	—	448
Total Assets	$—	$164,798	$—	$164,798

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of October 31, 2017, the Portfolios did not have any investments transfer between investment levels.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below.

Portfolio	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory, its administration fees and/or reimburse each Portfolio so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios.

	Maximum Expense Ratios
Class	Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.45
Cash Management Class	0.35	0.35	0.35	0.35
Select Class	—	—	1.00	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolios' prospectus or until such time as the Fund's Board of Trustees (the "Trustees") act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Portfolios' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable a Portfolio to

2017 Annual Report

October 31, 2017

Notes to Financial Statements (cont'd)

maintain a minimum level of daily net investment income. For the year ended October 31, 2017, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Money Market	$779
Prime	3,570
Government	16,615
Government Securities	3,940
Treasury	4,486
Treasury Securities	4,584
Tax-Exempt	419

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Portfolio's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. The Administrator has agreed to reduce its administration fees to enable a Portfolio to maintain a minimum level of daily net investment income.

For the year ended October 31, 2017, the Portfolios had administration fees waived as follows:

Portfolio	Administration Fees Waived (000)
Money Market	$202
Prime	124
Tax-Exempt	72

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Fund.

The Fund has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Fund has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Fund has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Fund. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2017, this waiver amounted to approximately $32,027,000.

The Fund has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class shares and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2017, this waiver amounted to approximately $21,351,000.

The Distributor has agreed to reduce its distribution fees to enable a Portfolio to maintain a minimum level of daily net investment income for any class of shares in a Portfolio.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Fund's Dividend Disbursing and Transfer Agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases

2017 Annual Report

October 31, 2017

Notes to Financial Statements (cont'd)

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2017 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Portfolio	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital Gain (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital Gain (000)
Money Market	$4,748	$—	$—	$16,286	$—	$—
Prime	37,166	—	—	55,736	—	—
Government	315,824	—	—	89,185	—	—
Government Securities	71,971	—	—	1,115	—	—
Treasury	97,967	—	—	36,178	—	—
Treasury Securities	113,204	—	—	26,922	—	—
Tax-Exempt	1	$823	—	1	199	126

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are generally due to distribution redesignations and/or gains on the sale of deferred compensation assets. These resulted in the following reclassifications among the Portfolios' components of net assets at October 31, 2017:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
Money Market	$30	$(30)	$—
Prime	(15)	15	—
Government	(14)	14	—
Government Securities	(1)	1	—
Treasury	(7)	7	—
Treasury Securities	(4)	4	—
Tax-Exempt	(1)	1	—

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$307	—	—
Prime	2,696	—	$15
Government	22,831	—	—
Government Securities	324	—	2
Treasury	7,714	—	—
Treasury Securities	7,042	—	—
Tax-Exempt	—	$17	—

At October 31, 2017, the following Portfolios had available for federal income tax purposes unused short term capital losses that do not have an expiration date:

Portfolio	Short-term Losses (No Expiration) (000)
Government	$558
Treasury	177
Treasury Securities	150

In addition, at October 31, 2017, the following Portfolios had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Portfolio	2018 (000)
Tax-Exempt	$16

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

2017 Annual Report

October 31, 2017

Notes to Financial Statements (cont'd)

During the year ended October 31, 2017, the following Portfolios utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Portfolio	Capital loss Carryforward Utilized (000)
Tax-Exempt	$4

H. Transactions with Affiliates: The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2017, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $9,405,000, and sales of approximately $4,800,000 which resulted in no net realized gains or losses.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolios.

I. Other: At October 31, 2017, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

Percentage of Ownership
Money Market	61.4%
Prime	46.5
Government	14.1
Government Securities	99.5
Treasury	19.8
Treasury Securities	27.0
Tax-Exempt	95.1

2017 Annual Report

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Institutional Liquidity Funds (comprising, respectively, Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively, the "Portfolios") as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Institutional Liquidity Funds at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2017

2017 Annual Report

October 31, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolios. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Money Market, Prime, Government, Tax-Exempt, Treasury and Treasury Securities Portfolios were better than the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Government Securities Portfolio was better than the peer group averages for the one- and three-year periods but equal to the peer group average for the five-year period.

Performance Conclusions

With respect to all of the Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the management fees and total expense ratios for the Money Market and Tax-Exempt Portfolios were lower than their peer group averages.

The Board noted that, for the Government and Government Securities Portfolios, the contractual management fees were lower than their peer group averages, the actual management fees were higher than their peer group averages and the total expense ratios were higher than but close to their peer group averages.

2017 Annual Report

October 31, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Prime Portfolio, the contractual management fee and total expense ratio were higher than but close to its peer group averages and the actual management fee was higher than its peer group average.

The Board noted that the management fees and total expense ratios for the Treasury and Treasury Securities Portfolios were higher than their peer group averages.

Fee and Expense Conclusion

With respect to the Money Market and Tax-Exempt Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

With respect to the Government, Government Securities and Prime Portfolios, after discussion, the Board concluded that the management fee was acceptable and the total expense ratio was competitive with its peer group average.

With respect to the Treasury and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which for all the Portfolios do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolios' business.

2017 Annual Report

October 31, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2017 Annual Report

October 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended October 31, 2017.

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt dividends:

Portfolio	Tax-Exempt Percentage
Tax-Exempt	99.94%

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended October 31, 2017.

Each of the applicable Portfolios may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Portfolio	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market	$4,747,920	—
Prime	37,167,228	—
Government	315,823,772	—
Government Securities	71,970,622	—
Treasury	97,966,545	—
Treasury Securities	113,203,727	—
Tax-Exempt	824,063	—

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2017 Annual Report

October 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

2017 Annual Report

October 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

2017 Annual Report

October 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

2017 Annual Report

October 31, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

2017 Annual Report

October 31, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93

Member, Mount Saint Mary's University Investment Committee; Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

2017 Annual Report

October 31, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer- Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2017 Annual Report

October 31, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Portfolio provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Portfolio's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Each Portfolio also delivers the semi-annual and annual reports to shareholders and makes these reports available on its public website, www.morganstanley.com/liquidity. Each Portfolio also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q and monthly holdings on Form N-MFP. The Portfolios do not deliver these reports to shareholders, nor are the first and third fiscal quarters posted to the Morgan Stanley public website. However, the holdings for each Portfolio are posted to the Morgan Stanley public website. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/liquidity. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/liquidity or call toll free 1 (888) 378-1630.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
1958756 EXP 12.31.18

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2017

	Registrant		Covered Entities(1)
Audit Fees	$232,335		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$24,500	(3)	$10,659,594	(4)
All Other Fees	$—		$247,388	(5)
Total Non-Audit Fees	$24,500		$10,906,982

Total	$256,835		$10,906,982

2016

	Registrant		Covered Entities(1)
Audit Fees	$221,522		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$21,000	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$21,000		$9,289,024

Total	$242,522		$9,289,024

N/A- Not applicable, as not required by Item 4.

(1)  Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 19, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 19, 2017